UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant
CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
LITHIA MOTORS, INC.
(Exact Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.
Notice of 2026 Annual Meeting
of Shareholders and Proxy Statement
Thursday, April 30, 2026, at 8:30 a.m.
Pacific Daylight Time
virtualshareholdermeeting.com/LAD2026
APRIL 2026
OUR VALUES
The Fuel behind Lithia & Driveway
Earn Customers for Life
Improve Constantly
Create welcoming and trustworthy
experiences for our customers.
Champion one another’s growth to
achieve more together.
Take Personal Ownership
Have Fun!
Enjoy the freedom to make the right
choices and own our results.
Connect as a team through celebration,
positivity, passion, and purpose.
Our Vision
Leading the modernization of personal transportation solutions wherever, whenever, and however consumers desire.
Letter from the Chief Executive Officer
Dear Shareholder,
We are glad to extend an invitation for you to join us at Lithia & Driveway’s virtual 2026 Annual Meeting of Shareholders on Thursday, April 30, 2026, at 8:30 a.m. Pacific Daylight Time where we will discuss our continued progress in executing our strategy to drive profitable growth and modernize personal transportation solutions wherever, whenever, and however customers desire.
In 2025, we built momentum as the world’s largest omnichannel mobility retailer, delivering another year of consistent financial growth and operational excellence. We optimized our network, continued to enhance our adjacencies, and improved performance while building a durable business through any consumer cycle. Our investments in AI and digital are building customer loyalty through simple, transparent, and convenient customer experiences, while also empowering our team members to improve productivity and focus on what they do best – creating memorable customer experiences.
Our results demonstrate our growth and resilience. We achieved double-digit growth in EPS, same-store growth across all business lines, reached record profitability in financing operations led by Driveway
Finance Corporation, and continued to diversify our store network. Our strategic partnerships accelerated and we are seeing the benefits of the depth of our platform.
Our disciplined capital allocation provides a foundation to capture market share and respond to market conditions to maximize shareholder value. This foundation combines with our relentless focus on operational efficiency to accelerate our growth.
For 80 years, our people have been the key to our success. Our mission, Growth Powered by People, reflects the core of our entrepreneurial strategy. As we continue to transform the industry, we remain anchored in our core values to Earn Customers for Life, Improve Constantly, Take Personal Ownership,
and Have Fun!
In the years ahead, we are committed to unlocking the full potential of our omnichannel platform. Our diversified business model positions us to drive sustainable growth, and we are confident in our ability to continue leading the transformation of automotive retail.
Thank you for your partnership and support.
Bryan B. DeBoer
President & Chief Executive Officer
Lithia Motors, Inc.
Notice Of Annual Meeting Of Shareholders

2026 Annual Meeting Information

Meeting Date Thursday, April 30, 2026	Annual Meeting Website www.virtualshareholder meeting.com/LAD2026	Meeting Time 8:30 a.m. (Pacific Daylight Time)	Record Date February 27, 2026

Items of Business			Recommendation
COMPANY PROPOSALS
1.Elect the ten director nominees named in this proxy statement; . . . . . . . . . . . . . . . . . . . .			FOR, each nominee
2.Approve, by an advisory vote, named executive officer compensation; . . . . . . . . . . . . . .			FOR
3.Ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year ending December 31, 2026; and . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .			FOR
SHAREHOLDER PROPOSAL
4.Vote on a shareholder proposal requesting a change to our board leadership structure, if properly presented. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
AGAINST
To the Shareholders of Lithia Motors, Inc.
I am pleased to invite you to the 2026 Annual Meeting of Shareholders of Lithia Motors, Inc. (the “Annual Meeting”) which will be held virtually at 8:30 a.m. Pacific Daylight Time on Thursday, April 30, 2026. We believe a fully virtual meeting facilitates greater participation by providing easy access to the meeting and allowing shareholders to participate from any location around the world.
All of our shareholders will be able to participate in the Annual Meeting online without prohibitive cost or inconvenience. There will be no physical location for shareholders to attend.
The Annual Meeting will only occur virtually through an audio webcast, accessible at the link provided above. You may notify the
Company of your desire to participate in the Annual Meeting by remote communication by logging into the 2026 Annual Meeting
Website, listed above, in advance of the meeting. Log-in will begin at 8:00 a.m. Pacific Daylight Time. To participate in the Annual
Meeting, you will need your unique control number included on your proxy card (printed in the box and marked by the arrow) or on the instructions that accompanied your proxy materials.
If you have any questions regarding this information or the proxy materials, please visit our website at investors.lithiadriveway.com, or contact our investor relations department at (541) 776-6591. Our proxy statement and 2025 Annual Report on Form 10-K can be accessed directly at the following internet address: www.proxyvote.com. Just enter the control number located on your proxy card.
We appreciate your continued support of Lithia Motors and look forward to receiving your proxy.
Very truly yours,
David G. Stork, Senior Vice President and Chief Administrative Officer
March 11, 2026
How to Vote
Only holders of record of our common stock at the close of business on February 27, 2026, the record date, will be entitled to notice of and to vote at the meeting and any adjournment thereof. A list of shareholders entitled to vote at the Annual Meeting will be available during the entire time of the Annual Meeting at www.virtualshareholdermeeting.com/LAD2026. You may vote or submit questions during the Annual Meeting by following the instructions available on the 2026 Annual Meeting Website. Further information regarding voting rights and the matters to be voted upon is presented in our proxy statement.
Important notice regarding the availability of proxy materials for the 2026 Annual Meeting of
Shareholders to be held on April 30, 2026.
Our proxy statement and 2025 Annual Report on Form 10-K can be accessed directly at the following Internet address:
www.proxyvote.com. Just enter the control number located on your proxy card. To obtain paper copies of the proxy statement and our 2025 Annual Report on Form 10-K at no charge, written requests should be mailed to the attention of Investor Relations, Lithia
Motors, Inc., 150 N. Bartlett Street, Medford, Oregon 97501.
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy via internet, telephone or by completing, signing, dating and returning your proxy card or voting instruction form so that your shares will be represented at the Annual Meeting.
Special Note Regarding Forward Looking Statements
This document contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements often use words such as  “project,” “outlook,” “target,” “may,” “will,” “would,” “should,” “seek,” “expect,” “plan,” “intend,” “forecast,”
“anticipate,” “believe,” “estimate,” “predict,” “potential,” “likely,” “ensure,” “goal,” “strategy,” “future,” “maintain,” and “continue” or the negative of these terms or other comparable terms. The Company’s expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of our control. Forward-
looking statements are not guarantees of future performance, and our actual results of operations, financial condition, and liquidity and development of the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements in this document. Therefore, you should not rely on any of these forward-looking statements. The risks and uncertainties that could cause actual results to differ materially from estimated or projected results include, without limitation, those described in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading “Risk Factors,” and those that have been or may be described in other reports filed by the Company, including reports on Form 8-K.
The risks and uncertainties that could cause actual results to differ materially from estimated or projected results include, without limitation: (i) the profitability of our strategy and growth; (ii) future market conditions, including anticipated vehicle and other sales, gross profit and inventory supply;  (iii) our business strategy and plans, including our achieving our long-term financial targets; (iv)
the growth, expansion, make-up, and success of our network, including our finding accretive acquisitions that meet our target valuations and acquiring additional stores; (v) annualized revenues from acquired stores or achieving target returns; (vi) the growth and performance of our Driveway e-commerce home solution and DFC, their synergies and other impacts on our business and our ability to meet Driveway and DFC-related targets; (vii) the impact of sustainable vehicles and other market and regulatory changes on our business, including evolving vehicle distribution models; (viii) our capital allocations and uses and levels of capital expenditures in the future; (ix) expected operating results, such as improved store performance, continued improvement of SG&A as a percentage of gross profit and any projections; (x) our anticipated financial condition and liquidity, including from our cash and the future availability of our credit facilities, unfinanced real estate, and other financing sources; (xi) our continuing to purchase shares under our share repurchase program; (xii) our compliance with financial and restrictive covenants in our credit facilities and other debt agreements; (xiii) our programs and initiatives for team member recruitment, training, and retention; and (xiv) our strategies and targets for customer retention, growth, market position, operations, financial results, and risk management.
Any forward-looking statement made by us in this document is based only on information currently available to us and speaks only as of the date on which it is made. Except as required by law, we undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.
Other
All references in this proxy statement to "LAD," “Lithia,” “Lithia Motors,” “Lithia & Driveway,” the “Company,” “we,” “us,” or “our” refer to Lithia Motors, Inc. and its subsidiaries, except where the context otherwise requires or as otherwise indicated. Our store operations are conducted by our subsidiaries.
The content on any website referred to in this proxy statement is not incorporated by reference in this proxy statement unless expressly noted.

Table of Contents
01	Lithia Motors, Inc. Proxy Statement	8	06	Compensation Tables	52
	2025 Achievements and Performance Highlights	8		Summary Compensation Table	52
	Our Company Strategy	9		Grants of Plan-Based Awards Table for 2025	54
				Outstanding Equity Awards at Fiscal Year-End	55
02	Directors and Nominees	10		Stock Vested for 2025	56
	Employee/Founder Directors	11		Non-Qualified Deferred Compensation	56
	Independent Directors	11		Potential Payments Upon Termination or Change in Control	57
	Summary of Director Experience, Skills and Attributes	12		CEO Pay Ratio	61
	Director Nominee Biographies	13		Pay Versus Performance	62
	Non-Director Executive Officers	18
			07	Proposal No. 1 Election of Directors	64
03	Corporate Governance	20
	Board of Directors	20	08	Proposal No. 2 Advisory vote to approve the compensation of our named executive officers	65
	2025 Board and Committee Composition	20
	Board Committees	21
	Director Independence	22	09	Proposal No. 3 Ratification of appointment of independent public accounting firm	66
	Lead Independent Director and Governance Practices	22
	From our Lead Independent Director	23		Fees Paid to KPMG LLP Related to Fiscal Years 2024 and 2025	67
	Director Qualifications and Nominations	24
	Our Board’s Risk Oversight Role	26		Audit Committee Report	67
	Code of Business Conduct and Ethics	27		Selection of KPMG as our Auditor	68
	Compensation of Directors	27		Audit Committee Actions	68
	2025 Director Compensation	28
	Non-Employee Director Stock Ownership Policy; Hedging and Pledging Restrictions	29	10	Proposal No. 4 Shareholder Proposal Requesting that our Board of Directors Appoint an Independent Board Chair	69

04	Corporate Responsibility	30
	Introduction	30	11	Additional Ownership Information	72
	Increase GreenCars on the Road	31
	Operate Sustainable Stores	31	12	General Information	74
	Extend Vehicle Lifecycles	32		Online Meeting	74
	Strengthen Our Communities	32		Voting	75
	Maximize Employee Health, Wellness & Safety	33		Attending the Annual Meeting	76
	Champion an Inclusive, High-Performance Culture	33		Additional Information	78
				2026 Shareholder Proposals or Nominations	79
05	Compensation Discussion and Analysis (CD&A)	34
	Executive Summary and Compensation Highlights	35	13	Certain Relationships and Related Transactions and Director Independence	80
	Compensation Components	40
	2025 Compensation Program Design & Results	41
	Base Salary	41
	Short-Term Incentive Plan	41
	Long-Term Incentive Plan	44
	Compensation Decision Making Process	48
	Executive Compensation Governance Components	50

Lithia Motors, Inc. 2026 Proxy Statement	01: Lithia Motors, Inc. Proxy Statement	8
01
LITHIA MOTORS, INC. PROXY STATEMENT
This proxy statement, the accompanying 2025 Annual Report on Form 10-K, the Notice of Annual Meeting and the proxy card are being furnished to the shareholders of Lithia Motors, Inc., an Oregon corporation, in connection with the solicitation of proxies by the
Company for use at our 2026 Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will only occur virtually through an audio webcast, accessible at www.virtualshareholdermeeting.com/LAD2026 on Thursday, April 30, 2026, at 8:30 a.m.
Pacific Daylight Time. On or about March 11, 2026, we mailed to our shareholders a Notice of Internet Availability of Proxy Materials
(the "Notice") containing instructions on how to access this proxy statement and our 2025 Annual Report on Form 10-K. The Notice
provides instructions on how to vote online, by mail or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.

2025 Achievements & Performance Highlights
$32.32 EPS | Up 10% v. prior year	$826M Net Income | Up 1% v. prior year	$37.6B Revenue | Up 4% v. prior year
11.4% of Shares Repurchased	$1.0B Capital Returned via Dividends and Buybacks | Up 148% v. prior year	$2.4B Expected Annualized Revenue from Key 2025 Acquisitions
In 2025, Lithia & Driveway grew earnings per share by 10% and we recorded the highest revenue in our history as we continued to expand our omnichannel ecosystem. In particular, we accomplished the following:
•Sold 828,000 units, continuing to establish Lithia & Driveway as the world's largest auto retailer
•Returned to class-leading growth in used vehicles, delivering 5.8% same-store growth in used vehicle revenue year-over-year
•Achieved 9.4% growth in aftersales gross profit on a same-store basis, demonstrating the resilience of this high-margin category
•Increased profitability in Financing Operations, including our captive lender, Driveway Finance Corporation, to $75 million, a $66 million year-over-year increase and scaled to a $4.8 billion portfolio at year-end
•Provided significant shareholder return with the repurchase of 11.4% of our outstanding shares at a weighted average price of approximately $314
•Acquired $2.4 billion in revenue while optimizing our network and improved reach to within 200 miles of 95% of the US population
•Strengthened our key strategic partnerships with Pinewood.AI, a cloud-native global dealer management system and automotive intelligence platform that delivers a seamless and scalable experience for stores and customers, and continued to mature our investment in Wheels, the largest fleet management company in North America

Lithia Motors, Inc. 2026 Proxy Statement	01: Lithia Motors, Inc. Proxy Statement	9
Our Company Strategy
Lithia & Driveway (LAD) is the largest global automotive retailer making Auto Done Easy by providing simple, transparent, and convenient experiences throughout the ownership lifecycle. Our comprehensive network of physical locations, e-commerce platforms, captive finance solutions, fleet management offerings, and other synergistic adjacencies delivers profitable growth in a massive and unconsolidated industry. LAD's unique, highly diversified design provides the flexibility and scale to pursue its vision to modernize personal transportation solutions wherever, whenever, and however consumers desire.
Our omnichannel ecosystem and international network of stores and customer solutions provide consistent free cash flow to fund our growth through acquisitions and investments while maintaining a strong, disciplined balance sheet. Our growth and scale allow us to improve the reach to our customers, grow our market share, and enhance our product and service offerings.
LAD is focused on improving the customer experience through all our channels. We continue to evolve and execute best-in-class customer experiences across our stores and adjacencies to build loyalty and Earn Customers for Life. This strategy underpins our long-term plan and positions us, along with our Driveway and GreenCars brands, store websites, and MyDriveway online customer portal, to meet customers on their terms, creating Auto Done Easy.
Driveway Finance Corporation (DFC), our captive finance solution, continues to scale profitably. In 2025 we increased our portfolio to nearly $5B and increased profitability to $75 million across Finance Operations. DFC diversifies our earnings stream, amplifying future profitability. With DFC as our leading captive finance arm, we have room to expand the penetration rate and size of the portfolio with high-quality loans at the top of the customer funnel.
Our regenerative cash flow engine enables us to allocate capital efficiently and flexibly. We repurchased over 11% of outstanding shares in 2025 while maintaining balance sheet strength. We completed strategic acquisitions totaling $2.4 billion of annualized revenues, strengthening our network density and luxury mix across key markets. Our capital deployment strategy is opportunistic and responsive to market conditions, maintaining a balanced approach between share repurchases, selective acquisitions, and organic investments. This approach ensures sustainable growth while generating long-term value for shareholders.
Our leaders and teams build an atmosphere of high performance and they Take Personal Ownership in driving our collective success. As we achieve ambitious goals while transforming the industry, we find and grow talented team members who enjoy and thrive in entrepreneurial environments. We reward growth and execution through pay for performance, special recognition programs, such as the Lithia & Driveway Partners Group (LPG), and a company-wide focus on developing our best talent. These elements create our unique culture that is reflected in our mission, Growth Powered by People.

LAD Over the Years

The pragmatic disrupter with a proven multifaceted success strategy, uniquely and competitively leading the modernization of personal transportation solutions **wherever**, **whenever**, and **however** consumers desire.

1946
Walt DeBoer founded Lithia Motors as a Chrysler-Plymouth-Dodge dealership in Ashland, Oregon.

1 Store

$150 Million

1996
After growing the business in southern Oregon to several locations over 25 years, Walt's son, Sid DeBoer, took the company public (NYSE: LAD).

$3.3 Billion

2012
Bryan DeBoer became CEO, accelerating company growth. We launched our captive finance company, now known as Driveway Finance Corporation (DFC).

$12.7 Billion

2020
LAD announced 5-year plan to profitably consolidate.

$22.8 Billion

2021
Driveway.com and GreenCars.com launched.

2023
LAD expands domestically and internationally with strategic acquisitions across North America and the United Kingdom.

$37.6 Billion

2025
LAD continued its growth as the world's largest automotive retailer, setting new revenue records and debuting on the Fortune Global 500 List at #434. DFC grew to nearly $5 billion in managed receivables.

$50 Billion

Mid-Term
LAD looks to complete its dealership footprint to obtain 2.5% US market share. This includes offering Driveway.com as an in-service product to help drive conquest of market share.

$75–100 Billion
$2 EPS per $1 Billion in Revenue

Long-Term
LAD continues to evolve its business as the majority of vehicles become zero-emission. We plan to reach 5%+ of new vechicle US market share as well as grow into new verticals and international locations.

Lithia Motors, Inc. 2026 Proxy Statement	02: Directors and Nominees	10
02
Directors & Nominees
60%
80%
100%
Director/Nominee
Diversity
Director/Nominee
Independence
Committee
Independence
60% of directors and nominees
are gender or ethnically diverse.
80% of directors and nominees
are Independent.
100% of Board committee
members are Independent.
2.9
61.9
Years
Years
Independent Director/Nominee
Average Tenure
Independent Director/Nominee
Average Age
0-2 Years:
3-5 Years:
6-8 Years:
50-59 Years:
60-65 Years:
66-71 Years:

Lithia Motors, Inc. 2026 Proxy Statement	02: Directors and Nominees	11
Employee/Founder Directors
Independent Directors and Nominees
Sidney B. DeBoer, 82
Chairman of the Board
Founder of Lithia Motors, Inc.
Tenure: 29 years*
Louis P. Miramontes, 71
Lead Independent Director, Audit Chair
Managing Partner at KPMG LLP (retired)
Audit Committee Financial Expert
Tenure: 8 years
Other Public Boards: 1
Bryan B. DeBoer, 59
Chief Executive Officer
and President
Tenure: 18 years
Stacy C. Loretz-Congdon, 66
Independent, Nominating and Governance Chair
SVP, CFO and Assistant Secretary,
Core-Mark Holding Company, Inc. (retired)
Audit Committee Financial Expert
Tenure: 3 years
Shauna F. McIntyre, 54
Independent, Compensation Chair
CEO of Ensurge Micropower ASA
Tenure: 7 years
2025 Committee Participation
Richard J. Bailey Jr., 55
Independent
President of Southern Oregon University
Tenure: less than 1 year
Audit Committee
Louis P. Miramontes
James E. Lentz
Stacy C. Loretz-Congdon
Cassandra M. McKinney
Richard J. Bailey Jr.
Heidi L. O'Neill
CHAIR
MEMBER
MEMBER
Priya C. Huskins, 53
Independent
SVP and National Director, Arthur J. Gallagher & Co.
Nominee
Other Public Boards: 2
MEMBER
MEMBER
MEMBER
James E. Lentz, 70
Independent
Toyota North America CEO (retired)
Tenure: 3 years
Compensation Committee
Shauna F. McIntyre
James E. Lentz
Cassandra M. McKinney
Louis P. Miramontes
CHAIR
MEMBER
Cassandra M. McKinney, 65
Independent
EVP, Executive Director of Retail,
Comerica Bank (retired)
Audit Committee Financial Expert
Tenure: 2 years
MEMBER
MEMBER
Nominating & Governance Committee
Stacy C. Loretz-Congdon
James E. Lentz
Shauna F. McIntyre
Louis P. Miramontes
CHAIR
Heidi L. O'Neill, 61
Independent
President of Consumer, Product, and Brand at
Nike, Inc. (retired)
Tenure: less than 1 year
MEMBER
MEMBER
MEMBER
*Board member tenure reflects years of service since the Company's initial public offering.

Lithia Motors, Inc. 2026 Proxy Statement	02: Directors and Nominees	12
Summary of Director Experience, Skills and Attributes
Skills and Attributes of our Board
Our directors bring a balanced mix of skills, qualifications and experience and we believe their diverse backgrounds contribute to an effective and well-balanced board. Listed below is a summary of the diverse skills and attributes of our Board of Directors:

Skills and Experience	Description
Finance
Directors with an understanding of accounting, financial reporting, capital allocation processes and financial markets are essential to ensuring effective oversight of our financial resources, risks and processes, and provide valuable advice and insights with respect to establishing a successful capital strategy critical to our ongoing success.

Legal and Compliance
Directors with risk management and compliance oversight experience guide our Board and management in executing their responsibilities to identify, evaluate and understand the magnitude of various risks facing the Company, and are key in designing appropriate policies and procedures to effectively mitigate and manage those risks.

Executive Compensation
Directors who have experience and expertise with tax, legal, securities and accounting issues are integral in setting the compensation of our executive officers and designing and implementing effective incentive plans.

Risk Management
Directors with experience in risk management guide our risk mitigation strategy beyond mere financial and accounting risk, to encompass cyber, enterprise, compensation, supply chain, corporate responsibility and governance risk management.

International
Directors with international or global markets experience bring valuable knowledge and perspective of global industry dynamics to the Company and its international operations, including exposure to different cultural perspectives and practices and different political and regulatory environments.

Strategic & Senior Leadership
Directors with senior leadership experience in complex public, private and government organizations, whether as an officer or board member, can effectively oversee the management of the Company and bring a valuable perspective to important operational issues, strategy and initiatives to drive change and growth. These directors are generally highly effective at motivating, managing and inspiring others and have talent, professional development and succession planning skills.

Board Service & Governance
Directors with corporate governance experience gained from service on or to company boards provide valuable insight into the dynamics and operations of the Board and the impact that governance and compensation decisions have on the Company and stockholders. Their skills support the Company's goals of strong corporate governance practices through Board and management accountability, transparency, legal and regulatory compliance and protection of stockholder interests.

Marketing, Advertising & Investor Relations
Directors that have effectively engaged both customers and investors guide us as we seek to solidify an omnichannel customer experience while listening to and protecting the interests of our stockholders.

Technology, Cybersecurity, & Digital Innovation
As we continue to drive digital innovation in our market and the broader environment, we rely upon directors with experience in innovating across digital platforms and designing systems to protect our electronic infrastructure, as well as our information and the information of our customers.

Mergers & Acquisitions
Directors with strategic planning and merger and acquisition experience can provide insight as we identify the best strategic manner in which to expand our business and drive growth either through innovative strategic initiatives or acquisitions and other business ventures. Such individuals can provide valuable guidance on how to develop a strategic plan and oversee the execution of key strategic initiatives and evaluating our progress of those initiatives.

Human Rights & Community Responsibility
Directors who have experience advocating not just for shareholders, but stakeholders, provide valuable insight into protecting the rights of people, our employees and the communities in which we do business, and are advocates of social justice.

Diversity & Inclusion
Directors who have experience and expertise in building cultures that are rich in diversity, inclusion and equal opportunity that can help us incorporate those same ideals into our human capital management strategy.

Lithia Motors, Inc. 2026 Proxy Statement	02: Directors and Nominees	13
Director and Nominee Biographies

Sidney B. DeBoer
Biography	Why Nominated
Sidney B. DeBoer took Lithia Motors public in 1996 and is the Chairman of the Board. Mr. DeBoer served as Chief Executive Officer and
Secretary from 1968 through 2011, and then as Executive Chairman through the end of 2015. His charitable work on the Southern Oregon
University Foundation Board, Oregon Community Foundation and the
Oregon Shakespeare Festival has created a vibrant community for our
Company’s headquarters. Mr. DeBoer attended Stanford University and the University of Oregon.

Mr. DeBoer is the Chairman of the Board. Mr.
DeBoer's founder's spirit and pioneering work in the
public auto retail sector as an automotive dealer has
earned him numerous awards and recognition. His
familiarity with our business, executive leadership
knowledge and industry experience make him
uniquely qualified to serve as our Chair. Mr. DeBoer
has served on our board since 1968.

Bryan B. DeBoer
Biography	Why Nominated
Prior to becoming CEO, Bryan B. DeBoer was Senior Vice President of
Mergers & Acquisitions/Operations and then Chief Operating Officer, driving the growth of Lithia and transforming the Company culture to an entrepreneurial and high-performance model. Upon joining Lithia in
1989, Mr. DeBoer grew through the store positions of Finance Manager,
Used Vehicle Manager, General Sales Manager, General Manager and
multi-store General Manager. Mr. DeBoer has a B.S. degree, summa cum laude, from Southern Oregon University in Business Administration.
He also graduated from the National Automobile Dealers Association
Dealer Academy.

Mr. DeBoer has been our CEO and President since
2012 and first became a director in 2008. Mr.
DeBoer’s store experience, passion for mergers and
acquisitions and demonstrated ability to develop
strong manufacturer relationships drive our growth.
His enthusiasm for the car business combined with a
visionary spirit set the tone for our innovative and
entrepreneurial culture.

Lithia Motors, Inc. 2026 Proxy Statement	02: Directors and Nominees	14

Richard J. Bailey Jr.
Biography	Why Nominated
Richard J. Bailey Jr. has served as the President and Chief Executive
Officer of Southern Oregon University since January 2022, and before that oversaw the resurgence of Northern New Mexico College, where he served as President from October 2016 to January 2022. Prior to that,
Mr. Bailey completed a 24-year career with the U.S. Air Force, retiring as a full colonel and command pilot with more than 3,500 flying hours. From
2012 to 2016, Mr. Bailey also taught cybersecurity and cyber strategy for the U.S. Air Force. Dr. Bailey received a bachelor’s degree in engineering sciences from the Air Force Academy, a master’s degree in international affairs from Washington University (St. Louis), and a doctorate degree in government from Georgetown University.

Mr. Bailey joined our Board in October of 2025 and
brings with him a track record of operational
excellence, strategic oversight, human capital
management, and cybersecurity expertise as a full
Colonel in the U.S. Air Force and distinguished
university president. Mr. Bailey serves on our Audit
Committee.

Priya C. Huskins
Biography	Why Nominated
Priya C. Huskins is a Senior Vice President and National Director for
Arthur J. Gallagher & Co., a commercial insurance brokerage. She assumed this role following Gallagher’s acquisition of Woodruff Sawyer &
Co. in 2025, where she has served in various positions since 2003, including as a Partner and Senior Vice President since 2005, as a member of Woodruff Sawyer’s board of directors since 2016, and as the Presiding
Director of that board beginning in 2023. Prior to that, Ms. Huskins was a corporate and securities attorney at the law firm Wilson Sonsini Goodrich
& Rosati from 1997 to 2003. She also has sat on the advisory board of the
Stanford Rock Center for Corporate Governance since 2012. Since 2007,
Ms. Huskins has served on the board of directors of Realty Income
Corporation (NYSE: O) where she currently chairs the Compensation and
Talent Committee and sits on the Nominating/Governance Committee.
Since 2021, she has been a member of the board for NMI Holdings, Inc.
(Nasdaq: NMIH), where she currently serves as a member of the
Compensation committee and Governance and Nominating committee.
Ms. Huskins is also a member of the board of the Long Term Stock
Exchange, a role she has held since 2022. She previously served as lead independent director of Anzu SPAC I (Nasdaq: ANZUU), which became
Envoy Medical, Inc. (Nasdaq: COCH), from 2021 to 2023. Ms. Huskins holds a Juris Doctorate degree from the University of Chicago Law School and an undergraduate degree from Harvard College.

If elected, Ms. Huskins will bring to the Board more
than 25 years of recognized leadership as a teacher,
writer, advisor and practitioner on a broad range of
board governance matters, including risk oversight,
executive compensation, complex legal and regulatory
matters, and shareholder relations.

Lithia Motors, Inc. 2026 Proxy Statement	02: Directors and Nominees	15

James E. Lentz
Biography	Why Nominated
James E. Lentz spent the majority of his more than 40 year career in the auto industry at Toyota, where he served as Chief Executive Officer for
Toyota Motor North America from 2013 until his retirement in 2020.
During his 38 years with Toyota, Mr. Lentz oversaw all business for
Toyota’s North American region, including manufacturing, research and development, sales, marketing, product support, and corporate resources. Mr. Lentz led and contributed to several key milestones in
Toyota’s history, including the Scion brand launch and the recognition of
Toyota and Lexus brands as leaders in customer experience. He has been named “Marketer of the Year” by Advertising Age, an “All-Star” by
Automotive News, and “Industry Leader of the Year” by the Automotive
Hall of Fame. Mr. Lentz also serves as an advisor to several private companies. Mr. Lentz earned both his undergraduate degree and M.B.A.
in Finance from the University of Denver.

Mr. Lentz joined our Board in October of 2022. With
his tenured career in the automotive industry, and
extensive experience in corporate resources, Mr.
Lentz is lending his significant industry and leadership
expertise while serving on our Compensation, Audit
and Nominating and Governance committees.

Stacy C. Loretz-Congdon
Biography	Why Nominated
Stacy C. Loretz-Congdon, in 2016 and after 26 years of service, retired from Core-Mark Holding Company, Inc., one of the largest marketers of fresh and broad-line supply solutions to the convenience retail industry and a Fortune 500 company which merged with Performance Food
Group Company (NYSE: PFGC) in 2021. Ms. Loretz-Congdon served in various capacities at Core-Mark, including as Senior Vice President,
Chief Financial Officer and Assistant Secretary, as well as a member of
Core-Mark’s Information Technology Steering Committee and the
Investment Committee, from December 2006 to May 2016. Ms. Loretz-
Congdon also served on the board of Core-Mark Families Foundation, a non-profit providing scholarships to children, from 2015 to 2023, and previously served on the board of Farmer Bros. Co (Nasdaq: FARM), including as Audit Committee Chair, until the end of her term in February
2025. She has been named as one of the Top 50 female CFOs in the
Fortune 500 by Business Insider and Convenience Store News named her Woman of the Year (both in 2015). Prior to joining Core-Mark, Ms.
Loretz-Congdon was an auditor for Coopers & Lybrand. Ms. Loretz-
Congdon received her Bachelor of Science degree in Accounting from
California State University, San Francisco.

Ms. Loretz-Congdon joined our Board in April 2023.
She brings to our Board her deep experience in
accounting and the oversight of Fortune 500 public
company finance functions, including all corporate
finance disciplines, strategy execution, risk mitigation,
investor relations, as well as involvement with human
capital management and technology initiatives. She is
also an audit committee financial expert as defined
under SEC rules, and serves on our Audit Committee
and chairs our Nominating and Governance
Committee.

Lithia Motors, Inc. 2026 Proxy Statement	02: Directors and Nominees	16

Shauna F. McIntyre
Biography	Why Nominated
Shauna F. McIntyre has spent the majority of her 30-year career leading and scaling technology-driven businesses at the intersection of industrial automation, energy, and mobility and is a four-time CEO with experience revitalizing companies for growth. Since August of 2025, she has served as CEO of Ensurge Micropower ASA (OL: ENSU), a microbattery
developer and manufacturer. Prior to that, she was the Deputy CEO of
Northvolt North America from August 2024 to November 2024, and CEO of Cuberg, Northvolt’s advanced energy storage subsidiary, from
February 2024 to August 2024. Ms. McIntyre ran an advisory practice to private equity and other firms from June 2022 to February 2024.  She also restructured operations for Electric Last Mile Solutions (NASDAQ:
ELMS) while serving as their interim CEO from February 2022 to June
2022, navigating the company through its bankruptcy process. Prior, she scaled Sense Photonics technology business to a successful exit as their
CEO from April 2020 until October 2021. Ms. McIntyre was also the program lead for Google’s automotive services from May 2018 to April
2020. Ms. McIntyre holds an M.B.A. from Harvard Business School and an M.S. and B.S in Mechanical Engineering from University of California,
Berkeley and the University of California, Los Angeles, respectively.

Ms. McIntyre joined our Board in April 2019. Ms.
McIntyre brings a wealth of knowledge and expertise
to our Board in a wide variety of subjects within the
automotive industry, including manufacturing, cyber
security, technology, innovation, E-commerce, finance,
management and operations. Ms. McIntyre was
selected to serve on our Board of Directors because of
her valuable strategic, industry and leadership
experience. Ms. McIntyre chairs our Compensation
Committee and serves on our Nominating and
Governance Committee.

Cassandra M. McKinney
Biography	Why Nominated
Cassandra M. McKinney has over 30 years of experience as a senior executive, primarily with prominent banking institutions. Prior to her retirement from Comerica Bank (NYSE: CMA) in April of 2025, she had served as Comerica's EVP, Retail Bank since April of 2020 and as a member of Comerica’s Management Executive Committee where she was responsible for the company’s Consumer and Small Business banking segment. Prior to that role, Ms. McKinney served as SVP,
Director Retail Bank Product and Operations Group for Comerica from
2016 to 2020. Prior to working in the banking sector, Ms. McKinney spent
11 years with IBM (NYSE: IBM) in technology information systems and sales and service management. Ms. McKinney also served as a Director and on the Education Committee for the Consumer Banking Association,
and is a member of the Executive Leadership Counsel of The Links
Incorporated. She holds Bachelor’s Degrees in Chemical Engineering from Columbia University and Chemistry from Dillard University.

Ms. McKinney joined our Board in July of 2024 and
brings to our Board her executive experience in
banking, accounting, financial reporting, strategy,
innovation, retail and value creation. Ms. McKinney
serves on both our Audit and Compensation
committees. Ms. McKinney is an audit committee
financial expert as defined under SEC rules.

Lithia Motors, Inc. 2026 Proxy Statement	02: Directors and Nominees	17

Louis P. Miramontes
Biography	Why Nominated
Louis P. Miramontes has been an independent financial advisor since
2014. Mr. Miramontes serves on the board of directors of Oportun
Financial Corporation (Nasdaq: OPRT), where he is a member of the
Audit and Nominating and Governance committees, and previously served on the board of directors of Rite Aid Corporation until August
2023. He also provides advisory services to a real estate development company. Previously, Mr. Miramontes had a distinguished 38-year career at KPMG until his retirement in 2014, where he served in many leadership roles, including managing partner of the San Francisco office and Senior Partner for the Latin America region. He provided audit services to public and private clients in the retail, financial services, and real estate sectors. Mr. Miramontes holds a B.S. degree in Business
Administration from California State University, East Bay.

Mr. Miramontes joined our Board in 2018 and has
extensive experience in accounting, financial reporting
and corporate governance. He is our Lead
Independent Director, chairs our Audit Committee and
serves on our Nominating and Governance Committee
and our Compensation Committee. Mr. Miramontes is
also an audit committee financial expert as defined
under SEC rules.

Heidi L. O’Neill
Biography	Why Nominated
Heidi L. O’Neill is an experienced corporate leader, executive and board member. She recently concluded a 27 year tenure with Nike, Inc.
(NYSE: NKE) in May of 2025, where she retired as President of
Consumer, Product, and Brand at Nike, Inc. In that role, Ms. O'Neill led the integration of global men’s, women’s and kid’s consumer and sport teams, the entire global product and innovation engine, and global brand marketing and sports marketing. Prior to that, Ms. O’Neill held a variety of leadership roles at Nike, including President of Consumer and
Marketplace, President of Nike Direct, and leading Nike’s North America apparel business as VP/GM. Ms. O'Neill currently serves as a board member for Spotify Technology S.A. (NYSE: SPOT), a role she has held since 2017, where she is a member of the People Experience and
Compensation Committee. Ms. O'Neill is also a board member for Hyatt
Hotels Corporation (NYSE: H), a role she has held since 2023, where she is a member of the Talent and Compensation Committee. Ms.
O'Neill studied journalism at the University of Colorado–Boulder.

Ms. O'Neill joined our Board in October of 2025, and
brings her deep executive, leadership, retail, marketing
and brand design experience to our Board. She is also
a seasoned director with experience overseeing
companies in the midst of growth. Ms. O'Neill serves
as a member of our Audit Committee.

Lithia Motors, Inc. 2026 Proxy Statement	02: Directors and Nominees	18
Other Executive Officers

Chuck D. Lietz Senior Vice President, Finance
Biography
Charles (Chuck) D. Lietz is our Senior Vice President, Finance, a role he has held since February 2023. Mr. Lietz joined Lithia in
April 2019 as our Vice President, Finance, and served in that role until his elevation to Senior Vice President. In his current role,
Mr. Lietz oversees Driveway Finance Corporation (DFC), our captive finance company. Prior to joining Lithia, Mr. Lietz was the
Managing Director of U.S. Bank’s (NYSE:USB) Dealer Commercial Services group and as the Business Office Director for
Precision Interconnect, a division of Tyco International’s medical products group. Mr. Lietz holds a bachelor’s degree in accounting from the University of Portland (Oregon), as well as a master’s degree in business administration from Washington State
University.

Katie L. Macaddino Senior Vice President, People and Culture
Biography
Katherine (Katie) L. Macaddino is our Senior Vice President, People & Culture, a role she has held since January 2026. Ms.
Macaddino joined Lithia in 2021 with responsibilities over our People and Culture strategy, first as a Director and then as a Senior
Director, before her elevation to Senior Vice President. Before joining Lithia, Ms. Macaddino was a Director, Technologist Learning
and Development, with Intel Corporation (NASDAQ: INTC). Ms. Macaddino holds a master's degree in human resources management from Cornell University and a bachelor’s degree in business management from Portland State University (Oregon).

Tina H. Miller Senior Vice President and Chief Financial Officer (CFO)
Biography
Tina H.. Miller is our Senior Vice President, Chief Financial Officer (CFO), leading the accounting, tax, corporate finance, financial planning and analysis, risk management and treasury functions, and has served in this role since August 2019. She joined Lithia in
2005, working in internal audit and corporate accounting before being promoted to Corporate Controller in 2015 and Vice President in 2018. Before Lithia, Ms. Miller worked as an auditor at Ernst & Young in their assurance practice. She graduated from Santa
Clara University with a B.S. in Accounting and is a licensed CPA in Oregon.

Lithia Motors, Inc. 2026 Proxy Statement	02: Directors and Nominees	19

David G. Stork Senior Vice President and Chief Administrative Officer
Biography
David G. Stork is our Senior Vice President and Chief Administrative Officer and began serving in that role in 2021. Prior to that,
Mr. Stork served as our Chief Legal Officer starting when he joined Lithia in December 2018. Before joining Lithia, David was
General Counsel and Head of Compliance at JELD-WEN, Inc., and served as General Counsel and Director of risk management for Krause Gentle Companies. His expertise in innovation, diversification, risk management, compliance, mergers and acquisitions and the enhancement of intellectual property are beneficial as Lithia grows and diversifies. Mr. Stork holds a bachelor’s degree in
Literature and Economics from Luther College and a Juris Doctorate from the University of Minnesota Law School.

Lithia Motors, Inc. 2026 Proxy Statement	03: Corporate Governance	20
03
CORPORATE GOVERNANCE
Board Leadership and Structure
Board of Directors
Our Bylaws provide for not fewer than five directors. Our Board has the discretion to set the size of our board from time to time. Our
Board has set the number of directors at ten, effective as of the Annual Meeting.
There is no requirement that directors attend our Annual Meeting, but directors are encouraged to do so. Our Board held eighteen meetings in 2025. Each incumbent director attended at least 80% of all meetings of the Board and of the Board committees on which the director served. All of our directors then in office attended our 2025 Annual Meeting of Shareholders.
2025 Board and Committee Composition
The Board has three standing committees, each of which operates under a charter that has been approved by the Board. The
Chair of each committee reviews and discusses the agendas and materials for meetings with senior management in advance of distribution to the other committee members, and reports to the Board on actions taken at each committee meeting. The following table sets forth the current membership of each committee. Priya C. Huskins is nominated for election to the Board at the Annual
Meeting. The Board will consider committee appointments for Ms. Huskins if she is elected to the Board.

Director		Audit	Compensation	Nominating & Governance
Sidney B. DeBoer	CB
Bryan B. DeBoer
Richard J. Bailey Jr.	I	•
James E. Lentz	I	•	•	•
Stacy C. Loretz-Congdon	I	•		C
Shauna F. McIntyre	I		C	•
Cassandra M. McKinney	I	•	•
Louis P. Miramontes	LI	C	•	•
Heidi L. O’Neill	I	•
CB = Chairman of the BoardI = Independent Director LI = Lead Independent Director C = Committee Chairman

Lithia Motors, Inc. 2026 Proxy Statement	03: Corporate Governance	21
Board Committees
Our Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance
Committee. Each committee member is an independent director under New York Stock Exchange (NYSE) listing standards, including, with respect to members of the Audit Committee and the Compensation Committee, under the enhanced independence standards that apply to members of those committees. A written copy of our committee charters, Corporate Governance Guidelines,
Code of Business Conduct and Ethics, and Shareholder Communications Policy may be obtained by contacting our Investor
Relations Department, Lithia Motors, Inc., 150 N. Bartlett Street, Medford, Oregon 97501. These documents are also available on our Investor Relations website at investors.lithiadriveway.com.
The Audit Committee
Our Audit Committee is responsible for the engagement, evaluation and oversight of our independent auditors; the review of our financial statements and financial disclosure; the assessment of our accounting practices and policies and risk management; the review of our internal audit function and effectiveness of internal controls; and approving related party transactions; among other duties. The Audit Committee serves as a conduit to promote open communication between the independent auditors, the accounting department, the Company's internal auditors, management and the Board in furtherance of our commitment to accurate financial reporting, sound financial risk practices, and ethical behavior. The Audit Committee routinely meets in executive session with representatives from KPMG, our Chief Financial Officer and our Director of Internal Audit. Our Director of Internal Audit reports directly to the chair of the Audit Committee. The Audit Committee held eight meetings during 2025. To ensure sufficient attention to the duties of our Audit Committee, committee members may not serve on more than two other public company audit committees. In addition to meeting the independence requirement for audit committee members, each current member of the Audit Committee also meets the financial literacy and experience requirements contained in the corporate governance listing standards of the NYSE. Our
Board has reviewed the qualifications and experience of the nominees standing for election and has determined that both Mses.
Loretz-Congdon and McKinney and Mr. Miramontes satisfy the requirements of an "audit committee financial expert" as defined by
SEC rules.
The Compensation Committee
Our Compensation Committee is responsible for our executive compensation philosophy and design. The Compensation Committee annually reviews the performance of, and determines the salary and the variable, long-term and other compensation for, our Chief
Executive Officer. The Compensation Committee also reviews and approves the compensation for other executive officers and reviews and recommends the compensation for non-employee Board members.
The primary purpose of the Compensation Committee is to discharge the responsibilities of the Board relating to the compensation of the CEO and our other executive officers and make recommendations to the Board with respect to compensation of our non-
employee directors. The Compensation Committee has overall responsibility for evaluating and, as appropriate, approving or recommending to the Board compensation plans, policies and programs of the Company as they affect the executive officers. The
Compensation Committee is also responsible for providing input to the Board regarding executive officer succession and talent development, and reviewing the Company’s policies, programs and initiatives regarding human capital management and providing guidance to the Board and management on these matters.
The Compensation Committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant and outside legal counsel as necessary to assist with the execution of its duties and responsibilities. In 2025, the
Compensation Committee retained Pay Governance LLC (“Pay Governance”) to provide advice and counsel. Pay Governance provided compensation advice with respect to our named executive officers as detailed in the "Compensation Discussion and
Analysis” sections of this proxy statement among other executive compensation advice. The Compensation Committee administers our employee benefits plans with respect to the participation of our executive officers, including our 2013 Amended and Restated
Stock Incentive Plan, 2009 Employee Stock Purchase Plan, Short-Term Incentive Plan and Executive Management Non-Qualified
Deferred Compensation and Supplemental Executive Retirement Plan (SERP). The Compensation Committee certifies and approves payments based on performance measures. The Compensation Committee held six meetings in 2025.
See “Compensation Discussion and Analysis”, below, for more information on our compensation philosophy and how the
Compensation Committee determines the compensation of our executive officers.
The Compensation Committee assessed the independence of Pay Governance pursuant to SEC and NYSE rules and determined that no conflict of interest exists that would prevent Pay Governance from independently representing the Compensation Committee.

Lithia Motors, Inc. 2026 Proxy Statement	03: Corporate Governance	22
In making this assessment, the Compensation Committee considered each of the factors set forth by the Securities and Exchange
Commission (SEC) and the NYSE with respect to Pay Governance’s independence, including that Pay Governance provided no services for the Company other than pursuant to its engagement by the Compensation Committee. The Compensation Committee
also determined there were no other factors the Compensation Committee should consider in connection with the assessment or that were otherwise relevant to the Compensation Committee’s engagement of Pay Governance.
The Nominating and Governance Committee
Our Nominating and Governance Committee is responsible for assisting our Board in identifying outstanding individuals to become
Board members; recommending to our Board nominees for each annual meeting of shareholders; overseeing evaluations of the
Board and its committees; developing, periodically reviewing, monitoring and recommending to the Board effective corporate governance policies and procedures; and developing and enforcing our Code of Business Conduct and Ethics. The Nominating and
Governance Committee also reviews and provides guidance to our Board and management about the Company's policies and practices that relate to corporate social responsibility and sustainability, as referred to the Nominating and Governance Committee by the Board. The Nominating and Governance Committee held four meetings in 2025.
Director Independence
Our Corporate Governance Guidelines require our Board to be comprised of a majority of independent directors. Generally, under
NYSE listing standards, a director is not independent if the director has a direct or indirect material relationship with Lithia or its management. In accordance with its charter, the Nominating and Governance Committee annually reviews the independence of all non-employee director nominees and reports its findings to the full Board, which makes a determination about the independence of each nominee. The Board and the Nominating and Governance Committee review and discuss all transactions and relationships between each director nominee and any member of the director’s immediate family and Lithia, its consolidated subsidiaries and affiliates, and management, both in the context of the specific independence standards enumerated in the NYSE listing standards, as well as other business and personal relationships that could compromise the independent judgment of a director. In making this determination relationships considered included the charitable contributions to Southern Oregon University Foundation described below under Certain Relationships and Transactions with Related Persons on page 80. The contributions did not exceed $1 million per year. Other than the NYSE listing standards, we do not adhere to categorical standards for determining independence; rather, we review and evaluate the specific facts and circumstances of each transaction and relationship to determine whether the director is independent. As a result of this review, our Board affirmatively determined that each of Mses. Huskins, Loretz-Congdon, McIntyre,
McKinney and O'Neill and Messrs. Bailey, Lentz, and Miramontes is independent under NYSE listing standards and, prior to his departure from our Board at the 2025 Annual Shareholder Meeting, David J. Robino was independent under NYSE listing standards.
Lead Independent Director and Governance Practices
Lithia’s governance documents provide our Board with flexibility to select the leadership structure that is best for the Company. If the Chair of our Board is not an independent director, our Board annually selects an independent director to serve as the “Lead
Independent Director” responsible for coordinating the activities of the independent directors, ensuring the Board and management address matters important to the independent Board members and fulfilling the Lead Independent Director duties set forth in Lithia's
Corporate Governance Guidelines. If the Chair of our Board is an independent director, our Board of Directors may nonetheless select a Lead Independent Director from one of the other independent directors.
Bryan B. DeBoer is our President and CEO, and Sidney B. DeBoer is our Chair of the Board. At this time, we believe it is beneficial for Sidney B. DeBoer to bring his strength as a long-time leader at Lithia to the role of Chair, while Bryan B. DeBoer as CEO focuses on developing and implementing the Company’s strategies. Mr. Robino, our prior Lead Independent Director, did not stand for re-election at our 2025 Annual Meeting of Shareholders. Therefore, in 2025, our Board elected Louis P. Miramontes to serve as our Lead Independent Director for the 2025 - 2026 Board year. Mr. Miramontes is an experienced independent member of our Board and has been recognized as governance leader by the National Association of Corporate Directors.

Lithia Motors, Inc. 2026 Proxy Statement	03: Corporate Governance	23
Letter from the Lead Independent Director
This letter highlights some of the ways our Board is working to provide independent oversight of management and stewardship of your interests.
Independent Board Oversight:
The Lead Independent Director position is a key component of our Board's overall independence. The duties and responsibilities of this role are outlined in detail in our Corporate Governance Guidelines, which provide that the Lead Independent Director coordinates the activities of all the independent directors, may organize and conduct separate meetings of the independent directors without management present, helps to plan board agendas, liaises with and guides board committee chairs as needed, and provides board leadership whenever the acting Board Chair or CEO have a real or perceived conflict.

Board Refreshment:
Board succession is an important responsibility of the Board and ensures we have the right mix of directors to oversee Lithia's growth. Mr. David Robino, our prior Lead Independent Director, did not stand for re-election at our 2025 Annual Shareholder
Meeting. We thank Mr. Robino for his service. In addition, we added five new independent directors to our Board since 2023, including most recently Mr. Bailey and Ms. O’Neill in 2025 and the nomination of Ms. Huskins just this year. These directors bring invaluable operational, strategic and governance expertise to our Board. As a result, and if Ms. Huskins is elected, our Board will have grown to 10 directors, of whom 8 are independent. We also use director age and tenure limits designed to foster a refreshed but experienced and independent board.
Board Practices:
We also continue to implement the following best governance practices:
•The Chair of the Board and the CEO are separate.
•The Board’s involvement is critical to Lithia’s comprehensive strategic review conducted annually.
•The Board regularly receives information concerning, and provides input on, succession planning.
•Our Board and management annually engage shareholders and remain responsive to their input, as discussed in the
Compensation Discussion and Analysis, below.
•The Board and its committees met 36 times in 2025.
•Annually, an independent third party facilitates a “360 degree” review of our CEO with the other Board members and the officers reporting directly to the CEO. The results of that review are shared with the independent directors.
•An independent third party also annually conducts a review of the performance of each director, each Board committee, and the
Board as a whole.
•We have adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics (each of which is available on our website at investors.lithiadriveway.com), and an insider trading policy.
•Independent directors may not serve longer than 15 years or past the age of 79.
•All of our directors are elected annually.
•There is majority voting in uncontested director elections.
•The Board has adopted proxy access permitting eligible shareholders to nominate director candidates.
•The Board designates a director to lead our cybersecurity oversight efforts.
•Directors and executive officers all are required to satisfy minimum stock ownership requirements.
The Board is committed to continuing to serve your interests, and we thank you for your support.
Louis P. Miramontes
Lead Independent Director

Lithia Motors, Inc. 2026 Proxy Statement	03: Corporate Governance	24
Director Qualifications and Nominations
The Nominating and Governance Committee is responsible for identifying and evaluating potential director nominees for election to our Board each year. The Nominating and Governance Committee seeks a selection of directors who as a group will possess diverse skills and knowledge, including in such area as finance, marketing, management, and technology, as well as automotive retailing, and that will contribute to the Board’s overall effectiveness and the Company’s overall corporate goals and responsibility to its shareholders.
Board Succession Planning and Recruitment
Identifying and recommending individuals for appointment or elections to our Board are core responsibilities of the Nominating and
Governance Committee. The Nominating and Governance Committee carries out this responsibility through a year-round process described below:

Evaluation of Board
Composition
The Nominating and
Governance Committee
evaluates the Board’s
membership needs
based on a variety of
factors.
Candidate Evaluation
Candidates are
evaluated on whether
they exhibit certain
core attributes that
our Nominating and
Governance Committee
looks for in all
candidates, as well
as particular needs of
the Board at the time.
Candidate Recruitment
The Nominating and
Governance Committee
identifies individuals
through a variety of
methods, including
independent search
firms and shareholder
recommendations.
Recommendation to
Board
The Nominating and
Governance Committee
recommends selected
candidates to the full
Board for nomination
or appointment to the
Board.
Evaluation of Board Composition: Each year the Nominating and Governance Committee evaluates the size and composition of the Board to assess whether they are appropriate in light of the Company’s evolving needs. In this evaluation, the committee considers the Company’s strategic direction, current director qualifications, the results of Board and committee self-assessments, and legal and investor relations review.
As part of the nomination process, the Nominating and Governance Committee annually reviews and evaluates the skills, talents, other characteristics and contributions of the current directors in the context of the desired composition of our Board, our operating requirements and the interests of our shareholders. The committee also reviews and interviews candidates for our Board whose background and experience suggest the candidates may be valuable board members considering the current Board composition.
The Nominating and Governance Committee may propose to nominate current Board members or add new Board members, either as additional directors or in transition of current Board members. Potential candidates may be suggested by various sources, including management, Board members, shareholders, business leaders and other industry executives and directors. We may from time-to-time engage a director search firm. The search firm Egon Zehnder was engaged in connection with the appointment of Mr.
Bailey, and Ms. O'Neill and the nomination of Ms. Huskins.
Specifically, the Nominating and Governance Committee evaluates potential director nominee candidates based on broad criteria that include the individual’s skills, experience and other factors in the context of the current composition of our Board, including the
Board’s overall diversity. Among other aspects, the Nominating and Governance Committee evaluates the following factors when evaluating director nominees: business experience, other directorships, business and personal relationships with management, educational background, expertise in finance and accounting, knowledge of financial reporting and the business of the Company, and industry experience. In this context, diversity encompasses differences of viewpoint, personal and professional experience, expertise in specific areas, and other individual qualities and backgrounds. Our Nominating and Governance Committee Charter provides that the Nominating and Governance Committee will endeavor to incorporate diversity, including gender, race and ethnicity, among the list of candidates when filling any Board vacancy.

Lithia Motors, Inc. 2026 Proxy Statement	03: Corporate Governance	25
At a minimum, director nominees must have the ability to dedicate sufficient time to Board activities, and independent director nominees must meet applicable NYSE independence standards and not have any conflicts of interest with the Company. The
Nominating and Governance Committee reviews its effectiveness in balancing these criteria when assessing the composition of our Board.
Directors are not considered independent if they have been on the Board for 15 or more years, and no person may serve as an independent director after attaining the age of 79.
If a director is an active member of the board of directors of more than three other public companies, then the Nominating and
Governance Committee, when performing its annual review of the composition of the Board, will take into consideration the competing time requirements of the director in fulfilling the directors' duties as a member of our Board.
We require all of our directors to annually sign an acknowledgment of their confidentiality obligations and obligations under our insider trading policy and other applicable policies to reinforce their commitment to protect our confidential information and our business reputation and to comply with applicable securities laws.
We seek to attract and retain high-quality candidates for Board membership regardless of the origin of the recommendation, and there are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder or the committee itself. The Nominating and Governance Committee will consider potential nominees recommended by any record or beneficial shareholder. See "Shareholder Proposals or Nominations -
Shareholder Director Recommendations” below.

Lithia Motors, Inc. 2026 Proxy Statement	03: Corporate Governance	26
Our Board’s Risk Oversight Role
Our Board monitors the risks facing our business by evaluating our risk management processes, including the processes established to monitor how management reports material risks to our Board and how our executive team manages the various risks that our
Company faces. Our Board annually reviews the potential risks we face, including cyber risks, environmental risks and the potential impact of new laws and industry and competitive developments on our business, and the potential severity and likelihood of the risk.
It considers immediate or short-term risks, while also evaluating and monitoring risks that could develop in severity or likelihood over time. Our Board collaborates with management on developing the Company’s annual risk management plan and, as part of that process, helps management ensure that those risks and uncertainties are considered in ongoing operations and in the Company’s risk management plan. Our Board has delegated responsibility for certain areas of its risk oversight to its standing committees. The
Board and our Board committees are charged with the following risk oversight responsibilities.
Board of Directors
•Enterprise Risk Management
•Cybersecurity
•Policies, practices and contributions regarding the environment, sustainability and social issues.
Audit Committee
•Material financial risk
exposures and the process by
which management assesses
and manages financial risk
•Ethics and legal compliance
•Transactions with related
parties
Compensation Committee
•Risks related to compensation
policies and programs
•CEO and management
succession planning
•Human capital management,
and employee relations
Nominating and Governance
Committee
•Board succession planning
•Board structure
•Code of Business Conduct and
Ethics compliance and
enforcement
•Corporate sustainability and
social responsibility, as
referred by the Board
While our Board oversees risk management, our management is charged with managing risk through effective internal controls and processes, which facilitate the identification and management of risks. Management regularly discusses risk management with our
Board, which requests and receives presentations from internal subject matter experts on topics of risk. Management also retains advisors or experts, as necessary, who can provide meaningful assistance in determining, assessing or managing areas of risk, beyond the Company’s own capabilities.

Lithia Motors, Inc. 2026 Proxy Statement	03: Corporate Governance	27
Cybersecurity
We are committed to maintaining robust cybersecurity practices and proactively work to protect the privacy of our customers, ensure the confidentiality, integrity and availability of our operation, and prevent cyber crimes against us. We operate with an internal policy and control framework for data protection, which is compliant with regulatory requirements and employs advanced technology and resources for cyber protection. This includes continuous monitoring, intrusion detection systems, and anomaly detection mechanics to promptly identify unusual activities or security breaches.
Our Board oversees our cybersecurity and data protection strategy and appoints a director to lead the Board’s efforts. Our Board has designated Shauna McIntyre; Ms. McIntyre holds an NACD CERT certificate in cybersecurity oversight and also maintains familiarity with developments and practices in cybersecurity, which better enable Ms. McIntyre, and therefore the Board, to oversee the
Company’s cybersecurity strategy. Management regularly reports risk exposures to the Board as well as the steps taken to monitor and control the risks, including quarterly reports on our cybersecurity posture, current and future risks, and potential incidents or vulnerabilities. As part of that review, George Hines, our former Chief Innovation and Technology Officer, led our information technology and cyber protection strategy in 2025, and interacted directly with our Board. With the involvement of the designated director, we also obtain reports, evaluations and recommendations regarding our policies and systems from third parties with cybersecurity and information technology expertise. Currently, our Board believes assigning a director to lead the Board's cybersecurity risk oversight and thereby reviewing cyber risks and security amongst the full Board, better serves its oversight responsibility than assigning cyber risk oversight to a committee.
Code of Business Conduct and Ethics
We adopted a Code of Business Conduct and Ethics that applies to all of our officers, directors and employees, including our principal executive, financial and accounting officers. A complete copy of our Code of Business Conduct and Ethics is available on our website at investors.lithiadriveway.com. You may request a copy by mail from our Investor Relations Department, Lithia Motors,
Inc., 150 N. Bartlett Street, Medford, Oregon 97501. We intend to publicly disclose any amendment to and any waiver of the Code of
Business Conduct and Ethics on our website.
Compensation of Directors
Non-Employee Director Compensation
Our directors serve from election at each annual meeting of shareholders until the following annual meeting or until the director’s successor is elected and qualified. The Compensation Committee annually reviews non-employee director compensation and recommends any applicable changes to our Board. The Compensation Committee engages independent consultants to review the market competitiveness of the compensation paid to the non-employee directors compared to Company peers. The Compensation
Committee engaged Pay Governance in 2025 to help review and assess non-employee director compensation for the 2025-2026
Board service year. Pay Governance recommended, and the Board approved, changes to the director compensation program to retain competitive positioning for the 2025-2026 Board service year. The changes include an increase to the cash retainer amounts and equity grants, as set forth below and places the compensation at the median compared to Company peers, which are the same companies in the peer group used for executive compensation comparisons. The changes in the director compensation program are effective for the 2025-2026 Board service year. Accordingly, the actual compensation paid to a non-employee director in the 2025 calendar year is earned under two separate compensation programs. Except for Sidney B. DeBoer, directors who are employees of the Company are not compensated separately for their service as directors. As noted in the Non-Employee Director Compensation
Table, for his services as a director, Sidney B. DeBoer receives the same compensation, in the same form, as the Company pays to its non-employee directors. Separately, Sidney B. DeBoer receives payments for his prior services rendered as an employee that are described below under "Certain Relationships and Transactions with Related Persons” on page 80. Executive officers of the
Company do not recommend or determine non-employee director compensation. Our non-employee directors are currently Mses.
Loretz-Congdon, McIntyre, McKinney, O'Neill and Messrs. Bailey, Lentz and Miramontes.
We pay a majority of our non-employee directors’ compensation as equity awards. The Compensation Committee believes that paying a majority of the annual compensation in equity provides non-employee directors with a vested interest in our long-term financial success and aligns their interests with those of our shareholders. The compensation structure for our non-employee directors for the 2025-2026 service year was as follows:
•$100,000 in cash (no increase from the 2024-2025 calendar year) paid in 12 monthly installments over the service period.

Lithia Motors, Inc. 2026 Proxy Statement	03: Corporate Governance	28
•An additional $30,000 in cash to each director who holds the position of Compensation Committee or Audit Committee chair (a
$5,000 increase from the 2024-2025 calendar year), $30,000 in cash (a $5,000 increase from the 2024-2025 calendar year) to our Nominating and Governance Committee chair, and $40,000  (a $5,000 increase from the 2024-2025 calendar year) to any director who serves as our Lead Independent Director or as chairman of the Board. In each case, these additional cash amounts are also paid in 12 monthly installments over the service period.
•An award for a number of restricted stock units ("RSUs"), which are settled in shares of our common stock, with a value of
$195,000 (no increase from the 2024-2025 board service year). The number of RSUs awarded is based on the average closing share price for the 20 trading days prior to the award grant date.
•RSU awards to our non-employee directors are granted immediately after our annual shareholder meeting and vest over one year, with 25% vesting on the first business day of the month after each regularly scheduled quarterly meeting of our Board if the director continues to serve on that day. All equity grants to non-employee directors are subject to our stock ownership policy.
See "Non-Employee Director Stock Ownership Policy; Hedging and Pledging Restrictions” below.
2025 Director Compensation
Non-Employee Director Compensation Table
The following table summarizes compensation paid to non-employee directors and to our Chairman during calendar year 2025, which amounts represent the 2025 portion of both the 2024-2025 Board term and the 2025-2026 Board term.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total Compensation
Richard J. Bailey Jr. (3)	$25,000	$107,978	$132,978
Sidney B. DeBoer(4)	$166,667	$186,462	$353,129
James E. Lentz	$100,000	$186,462	$286,462
Stacy C. Loretz-Congdon	$116,667	$186,462	$303,129
Shauna F. McIntyre	$128,333	$186,462	$314,795
Cassandra M. McKinney	$100,000	$186,462	$286,462
Louis P. Miramontes	$155,000	$186,462	$341,462
Heidi L. O’Neill (3)	$25,000	$107,978	$132,978
David J. Robino (5)	$53,333	$0	$53,333
(1)    The fees reflected in the column "Fees Earned or Paid in Cash” in the above table are the actual fees earned in calendar year 2025
(2)    The amounts set forth in this column reflect the grant date fair value of all awards granted in 2025 calculated in accordance with FASB ASC Topic 718 and excluding the effects of any forfeitures. (See Note 14 of Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 for the valuation and assumptions and other information related to our stock awards).
(3)    Mr. Bailey and Ms. O'Neill joined our Board effective October 1, 2025 and therefore received a pro-rata portion of the 2025-2026 Board term fees and equity awards.
(4)    This amount reflects the fees the Board has agreed to pay Mr. DeBoer for his service as a director under his Director Service Agreement, and does not include the amounts paid to Mr.
DeBoer under his September 14, 2015 Transition Agreement or otherwise, which are described under "Certain Relationships and Related Transactions and Director Independence” on page 80.
(5)    Mr. Robino's service on the Board ended at our 2025 Annual Shareholder Meeting and therefore he did not receive any fees with respect to the 2025-2026 Board term.

Lithia Motors, Inc. 2026 Proxy Statement	03: Corporate Governance	29
The following table sets forth all stock units held by each non-employee director as of December 31, 2025. Mr. David Robino's service on the Board ended at our 2025 Annual Shareholder Meeting and therefore he did not hold any unvested stock awards as of
December 31, 2025:

Name	Unvested Stock Awards (#)
Richard J. Bailey Jr.	171
Sidney B. DeBoer	168
James E. Lentz	168
Stacy C. Loretz-Congdon	168
Shauna F. McIntyre	168
Cassandra M. McKinney	168
Louis P. Miramontes	168
Heidi L. O’Neill	171
Deferred Compensation Agreements with Non-Employee Directors
We offer our non-employee directors the opportunity to defer receipt of all or a portion of their compensation by entering into a deferred compensation agreement with the Company. Under this agreement, participants who elect to defer compensation may defer receipt of all or a portion of their cash compensation under our deferred compensation plan and any stock award pursuant to our
2013 Stock Incentive Plan (including cash deferred into stock). Deferrals are paid following a separation from the Board in a lump sum, or, if elected and earlier, during the director's term of service as a lump sum on a fixed date or over a series of installments. Ms.
McKinney and Mr. Miramontes elected to defer their stock compensation issued for the 2025 - 2026 Board service year.
Non-Employee Director Stock Ownership Policy; Hedging and Pledging
Restrictions
We expect our non-employee directors to acquire and hold a sufficient number of shares of our common stock to meaningfully participate in the risks and rewards of ownership with our shareholders and to appropriately align the interests of directors with our long-term goals. Accordingly, under our Stock Ownership Policy for Directors, non-employee directors are required to own and maintain shares of our common stock having a market value equal to at least five times the annual base cash compensation paid to the director within five years after the director’s initial appointment to our Board. (If a director does not or ceases to comply with the policy, the director is expected to retain 100% of the net after-tax shares received upon the settlement of any equity incentive award and not otherwise transfer any shares until the stock ownership minimums are attained). In determining compliance with the policy, share ownership includes RSUs subject to time-vesting and indirect share ownership.
We have adopted an Insider Trading Policy and procedures applicable to our directors, officers, and employees, and have implemented processes for the Company that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the NYSE listing standards. Our Insider Trading Policy and our Stock Ownership Policy for directors specify that they may not (1) engage in hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds or (2) hold Company securities in a margin account or otherwise pledge Company securities as collateral for a loan, except as specifically approved by the Board.

Lithia Motors, Inc. 2026 Proxy Statement	04: Corporate Responsibility	30
04
CORPORATE RESPONSIBILITY
Our Commitment to all Stakeholders
Introduction
Lithia & Driveway’s long-term growth depends on the trust of our customers, our employees, and the communities we serve. As our organization expands across North America and the United Kingdom, we continue to integrate sustainability into our operating model, guided by six goals that strengthen our environmental stewardship, operational efficiency, workplace culture, and local impact.
We strive to Improve Constantly by reducing our footprint, advancing sustainable mobility, elevating our people, and deepening our community partnerships.
Environmental Goals
Social Goals
Goal 1
Goal 4
Increase GreenCars on the Road
Strengthen Our Communities
Our GreenCars resource leads the way in
consumer education on electric vehicles.
We cultivate bonds, build bridges &
foster engagement in the communities
we serve.
Goal 2
Goal 5
Operate Sustainable Stores
Maximize Employee
Health, Wellness & Safety
We improve operations with facility
updates & ENERGY STAR certification.
Our leaders nurture workplaces where
team members feel engaged, inspired,
and respected.
Goal 3
Goal 6
Extend Vehicle Lifecycles
Champion an Inclusive,
High-Performance Culture
Selling and serving value-autos keeps
good cars on the road longer.
A culture of belonging fuels innovation,
teamwork, and our mission of Growth
Powered by People.

Lithia Motors, Inc. 2026 Proxy Statement	04: Corporate Responsibility	31
Goal 1 – Increase GreenCars on the Road
GreenCars is strengthening its position as a key driver of consumer transition from internal combustion vehicles to more sustainable transportation. By combining digital education with high visibility national events, the platform helps demystify EV ownership, address concerns around charging and cost, and build confidence in emerging technologies. Its growing presence at major industry gatherings has expanded our reach to new audiences, reinforced our leadership in EV education, and supported dealerships as they guide customers through the shift to EV. This work not only accelerates adoption but also positions the Company to capture long term value as the market moves toward electrification.
GreenCars also partnered with stores on targeted community events, including:
•Connecting with tens of thousands of consumers with our presence at Electrify Expo, the largest EV festival in the U.S.
•a Detroit-Area EV Summit, where the Suburban Collection and GreenCars trained teams from 30 stores on EV sales, service, and industry trends.
•Helping Roseville Toyota become the #1 Toyota BEV retailer in the U.S.
Goal 2 – Operate Sustainable Stores
As the automotive industry accelerates toward a low-carbon future, Lithia & Driveway continues investing in operational upgrades that modernize our facilities, reduce emissions, and improve energy performance. Our sustainability strategy is grounded in a data-
driven, three-pillar energy efficiency framework: establishing baselines, improving performance, and communicating results. Our
2025 projects are expected to save over 3 million kWh of electricity per year, reducing our environmental impact and reducing operational costs.
1. Energy Efficiency At Scale
More than 90% of business units in the U.S. now operate with exterior LED lighting, and store retrofits continue to drive meaningful reductions in electricity consumption. Our major 2025 projects include:
•Suburban Toyota of Troy: Full interior/exterior LED retrofit + 206 kW solar installation commitment saving an estimated
450,000 kWh annually.
•BMW/MINI/Kia of Anchorage: Holistic LED modernization across three locations saving an estimated 290,000 kWh annually.
2. Renewable Energy Deployment
With nearly 8% of U.S. business units positioned to generate onsite renewable energy once current projects are complete, LAD continues advancing solar installations at right-fit locations.
3. EV-Charging Infrastructure
Stores increasingly integrate charging infrastructure into both customer service and community access. For example:
•Planet Honda (Union, NJ) installed one of the network’s top-performing public DC fast-charging stations, complemented by 10 back-of-house Level 2 EV charging units.

Lithia Motors, Inc. 2026 Proxy Statement	04: Corporate Responsibility	32
Goal 3 – Extend Vehicle Lifecycles
Keeping cars on the road longer is core to our business, and doing so depends on a reliable, skilled technician workforce. As demand for vehicle maintenance grows amidst a nationwide technician shortage, we seek to strengthen our talent pipeline so that we are equipped to sustain vehicle longevity, support our stores, and meet the evolving needs of both traditional and electric vehicles. To that end, in 2025, we:
•Supported SkillsUSA programs through hands‑on employee involvement that strengthens technical competitions, provides real‑world mentorship, and connects students with internship pathways that help develop a stronger, job‑ready talent pipeline for the automotive workforce.
•Through our EV Drive & Learn Initiative, our stores hosted educational events introducing technician students to EV technology and industry career paths.
Goal 4 – Strengthen Our Communities
LAD’s community giving strategy is anchored in four quarterly pillars—Special Olympics, Sustainability, Back-to-School, and
Foodbanks & Breast Cancer Awareness—each tied to a core value and generating millions in donations. Stores select the pillar they are most passionate about and partner with local nonprofits, empowering thousands of employees to give back.

Q1: Special Olympics Have Fun!	Q2: Sustainability Improve Constantly
•45 dealerships raised funds for the Special Olympics by sponsoring Polar Plunge events nationwide.
•Community Environmental Partnerships – LAD’s ongoing
collaboration with SOLVE supported waste-reduction and
recycling efforts while earning regional recognition from
Portland Business Journal’s inaugural Environmental
Impact Award.

Q3: Back-to-School Earn Customers for Life	Q4: Food Banks & Breast Cancer Awareness Take Personal Ownership
•Participation in OEM‑led back‑to‑school and student
support programs, such as Ford Drive for Your School,
Subaru Loves Learning, and Toyota Backpacks for
Students, gives us meaningful opportunities to partner
with our manufacturers to strengthen local communities,
support young learners, and demonstrate shared
commitment to education and opportunity beyond the
showroom.
•Our Alaska stores came together to raise money for
various causes in their community, including donations to
the Boys & Girls Club of Alaska and to Best Beginnings to
support childhood literacy.

•Lithia employees across the country united throughout
November to support their communities, donating
thousands of pounds of food and partnering with local
nonprofits to help fight hunger during the holiday season.
•The 2025 Lithia and Driveway Play for a Cure golf
tournament raised money for the American Cancer
Society.

Lithia Motors, Inc. 2026 Proxy Statement	04: Corporate Responsibility	33
Veteran Support & Lithia4Kids
•In 2025, we kicked off partnerships with the Military Warriors Support Foundation and JP Morgan Chase to annually grant three vehicles to veteran service members. This past year, two stores awarded Subaru vehicles to combat-wounded veterans through these partnerships.
•Nearly $500,000 was distributed through over 150 Lithia4Kids grants, supporting children's mental health, STEM learning, migrant student needs, and youth transportation programs.
Goal 5 – Maximize Employee Health, Wellness & Safety
Our people are the heart of our organization, and we invest in their health, financial well-being, safety, and career development. We prioritize safe workplaces, robust total rewards, and a culture that values recognition and continuous learning.
Highlights:
•Hyundai Global Dealer of the Year – Evans Halshaw Hyundai Leeds: Store leadership credits this award to a strong culture of togetherness, first-time leaders stepping into management roles, and an emphasis on professional development.
•AutoNews Best Dealerships to Work For (U.S. & Canada): 20+ LAD stores recognized, including: Audi Coral Springs
(Winner: Large Dealership Category) and Audi Millburn (Winner: Minority Leadership Category)
Goal 6 – Champion an Inclusive, High-Performance Culture
We remain committed to fostering a culture where diverse experiences, perspectives, and backgrounds strengthen our organization.
Across North America and the UK, we continue to invest in leadership development programs that equip employees with tools to grow and excel.
Leadership & Development Highlights
•Accelerate My Potential (AMP): Our AMP leadership development program is a means of investing in high‑potential talent by building core leadership skills, expanding cross‑team connections, and preparing emerging leaders for future roles. In 2025 we expanded this program to all of our North American operations.
•Women LEAD (Lead, Explore, Achieve, Develop): This month‑long program supports women’s leadership and career growth through mentorship, skill‑building sessions, and opportunities to hear from company leaders and keynote speakers, helping foster an inclusive environment where women can thrive.
•LPG Expansion: We invite top store managers into our Lithia & Driveway Partners Group (LPG) to highlight, reward, and set an example of what high performance within our organization looks like. In 2025, our LPG membership broadened to recognize
Store Department Managers in their outstanding performance.

Lithia Motors, Inc. 2026 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	34
05
Compensation Discussion and Analysis (CD&A)
Introduction
This Compensation Discussion and Analysis discusses Lithia’s compensation program for our named executive officers (“NEOs”), including our philosophy, objectives and how our 2025 performance drove compensation for the 2025 calendar year. Our current named executive officers are as follows:
Table of Contents
05 Compensation Discussion
    and Analysis (CD&A)

Bryan B. DeBoer, 59 Position(s): Bryan B. DeBoer has been our Chief Executive Officer (CEO) and President since 2012.
Tina H. Miller, 45 Position(s): Tina H. Miller is our Senior Vice President, Chief Financial Officer (CFO), and has served in this role since 2019
David G. Stork, 64 Position(s): David G. Stork is our Senior Vice President, Chief Administrative Officer, and has served in this role since 2021.
Gary M. Glandon, 67 Position(s): Before transitioning to Senior Advisor effective October 1, 2025, Gary Glandon was our Senior Vice President and Chief People Officer, a role he served in since 2021.

George N. Hines, 53
Position(s): Before transitioning to a non-executive
consulting role on March 1, 2026, George Hines was
our Senior Vice President, Chief Innovation and
Technology Officer (CITO), a role he served in since
2019.

Adam A. Chamberlain, 52 Position(s): Adam A. Chamberlain was our Executive Vice President and Chief Operating Officer (COO) before resigning effective June 1, 2025.
Introduction.........................................................34
Executive Summary................…........................35
Performance & Compensation Highlights.......…35
Our Compensation Practices Benefit

Base Salary.....................................................…41
Short-Term Incentive Plan...............................…41
Long-Term Incentive Plan................................…44
Compensation Decision Making Process........….48
Executive Compensation Governance
Components........................................................50
Compensation Committee Report.......................51
06 Compensation Tables
Summary Compensation Table...........................52
Grants of Plan-Based Awards Table for 2025......54
Outstanding Equity Awards at

Lithia Motors, Inc. 2026 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	35
Executive Summary
We just completed our first three-year performance cycle since 2023, when we:
•redesigned our compensation program,
•introduced relative and diverse financial metrics, and
•incorporated performance-based restricted stock units (PSUs) with a 3-year performance period and relative TSR modifier. We believe the 3-year performance period to be the most reliable measure of our performance relative to our peers.
The goal of this leading practice redesign was simple: use challenging goals to incentivize outperformance compared to our compensation Peer Group in our strategically important metrics, principally revenue, profit generation and stock price performance.
This program is organized around the following components that align the interests of our executives with our investors by rewarding superior performance.

Rigorous Relative Metrics	Revenue Growth	Profitability (EPS and Net Income) and Stock Price
All of our financial metrics and
the TSR modifier in our PSUs
measure results relative to our
peers. We use rigorous financial
goals and 3-year TSR goals
that pay at target only if our
performance meets the peer
median and pay above target
only for peer outperformance.

Revenue is the most important
component of our growth strategy, and
therefore is weighted at 40% of our
short- and long-term incentive plans.
Starting in 2026, we replaced top-line
revenue with same store revenue in our
short-term plan, resulting in a balance
of organic and inorganic growth and
complete metric diversity between our
long- and short-term plans, as
discussed in "2026 Compensation"
below.

We seek to grow not just revenue, but earnings and,
ultimately, shareholder value. Therefore, beginning
with our 2024 compensation program, profitability
metrics in each of our plans are non-overlapping
and weighted heavier than revenue. Specifically,
50% of our short-term incentive depends on relative
net income growth and relative EPS makes up 60%
of our PSU's core metrics. We also incorporate a
3-year relative TSR modifier in all our PSUs to
ensure alignment with shareholder experience.

This redesign, which we continue to use, creates a stable compensation program that provides a clear line-of-sight incentive to management, and ties pay outcomes to performance.
Performance Highlights
2025 Net Income
2025 Earnings Per Share
2025 Revenue
$32.32
$826M
$37.6B
3-Year Total
Shareholder Return
2025 Capital Returned
(Share Buybacks and Dividends)
2025 Acquired Revenue
74th
percentile of our Peers
$1.0B
$2.4B

Lithia Motors, Inc. 2026 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	36
Compensation Highlights
2025 Short-Term Incentive
Long-Term Incentive - 2023 PSUs
Weighting    Performance
Weighting    Performance
Revenue grew 8% over 1 year,
ranking 3rd out of 19 peers
Quarterly Revenue growth averaged 11%
year-over-year for 3 years, ranking 2nd out
of 19 peers
40%
100%
Net Income grew 10% over
1 year, ranking 3rd out of 19 peers
Total Shareholder Return was 53.8%
over 3 years, ranking 6th out of 19 peers
Modifier
50%
Corporate Strategy performance
was 140% of target
Operating Margin was 4.80%
over 3 years.
Modifier
10%
Payout: 194% of target
Payout:  210% of target
2025 Long-Term Incentive
As discussed further in Long Term Incentive Plan – 2025 PSUs, below, we continued to structure our long-term incentive consistent with prior years as a mix of performance-based PSUs with a 3-year performance period on the following metrics, and time-based RSUs that vest annually over 3 years. We believe stability in this program is in the best interest of shareholders as we seek to incent management to generate profitable revenue that drives shareholder growth.

PSUs	RSUs
•Performance Period: 2025-2027 •Metrics: ◦Relative Revenue Growth (40%) ◦Relative EPS Growth (60%) ◦Relative TSR Modifier (up to +/- 35%) s	•Vesting Period: annual installments over three years
2026 Compensation
As we continue to refine our compensation program, we heard from investors that same store metrics were important and that they preferred non-overlapping metrics in long- and short-term incentive plans. We also believe core operating performance and organic growth are important aspects of our growth strategy. Accordingly, starting in 2026, the revenue component of our short-term incentive plan (weighted at 40% of the plan) will change from top-line revenue to same store revenue to emphasize organic growth in our integrated stores. The revenue component in our long-term incentive will remain tied to top-line revenue, meaning our 2026 long- and short-term plans use distinct metrics.

Lithia Motors, Inc. 2026 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	37
2025 Shareholder Engagement
Total Contacted                  >60%*
Lithia’s Compensation Committee encourages shareholder feedback on our compensation approach and aims for constant improvement. We rely on focused board-level shareholder engagement, complemented by regular shareholder outreach and engagement activities conducted by our CEO and other members of our management team, and our annual say-on-pay vote.
These engagements build shareholder alignment.
Mindful of our historically strong say-on-pay support, including 84% voting in favor in 2025, we engaged with shareholders representing over 60% of our outstanding capital stock in 2025, on a variety of topics, including our executive compensation program. In addition, our Lead Independent Director and the Chair of our Compensation Committee invited some of our largest shareholders, including shareholders representing over 45% of the shares voted “against” our compensation program in our 2025 say-on-pay vote, to discuss and provide feedback on our compensation program and other matters.
Our engagement with shareholders, as well as feedback received from the proxy advisory firms, is reflected in our compensation program, as seen below:
Total Engaged                >50%*
Director Contacted  >25%*
* represents percent of outstanding capital stock as of
December 31, 2025

Say-on-Pay Vote
97%
96%
81%
84%
2022
2023
2024
2025
Shareholder Support

What We Heard	What We Did
CEO Pay	No Change to CEO Target Base and Incentive Pay in 2025
Proxy advisor firms commented that CEO pay was high (above median) relative to peers.
Based on his positioning relative to similarly situated CEOs of peers, company performance and investor feedback, we did not increase our
CEO's base salary and target cash and equity incentive compensation in
2025.
Further, the reportable value of our CEO's equity compensation and total compensation as shown in the summary compensation table decreased in
2025 due to the Compensation Committee's active management and design of the long-term incentive program.

Metric Selection	Increased Metric Alignment with Strategic Plan and Differentiated Metrics
After incorporating shareholder feedback in 2024
by incorporating EPS into our LTIP, our
shareholders further asked that we include same-
store metrics into our incentive plans to emphasize
organic growth. In addition, some shareholders
prefer that we use different metrics in our long-term
and short-term incentives.

Starting in 2026, we replace the relative top-line revenue component of our short-term incentive with a relative same-store revenue metric to emphasize organic growth. As a result, all of our 2026 long-term incentive metrics are distinct from our 2026 short-term incentive metrics.

Lithia Motors, Inc. 2026 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	38
Our Compensation Practices Benefit our Shareholders
Our executive compensation programs have strong governance components that further strengthen our pay-for-performance compensation philosophy, including the following:

What We Do

✓	Align pay and performance, with significant percentages of target total direct compensation (TDC) based on performance or at risk (90% for the CEO and 73% for the other NEOs)
✓	Rigorous financial, strategic and relative performance goals, including relative TSR, with audited attainment determinations
✓	3-year performance periods on PSUs
✓	Meaningful stock ownership guidelines for directors and executives
✓	Clawback policies on cash incentives and stock awards due to financial restatement or misconduct resulting in reputational harm
✓	Double-trigger change in control provisions
✓	Entirely independent Compensation Committee
✓	Independent compensation consultant
✓	Annual compensation program and policies risk assessment
✓	Ability to exercise negative discretion on all incentives

What We Do Not Do

×	No “golden parachute” gross-ups
×	No hedging/pledging/short-sales of company stock
×	No dividends paid on unvested stock awards or on options/SARs (which we do not currently grant)
×	No excessive perquisites
×	No options/SARs (which we do not currently grant) with below FMV exercise price
×	No repricing of options/SARs (which we do not currently grant) without shareholder approval
×	No excessive severance
×	No guaranteed salary increases, bonuses, or long-term incentive awards
×	No adjustment or modification of any outstanding cash or long-term equity incentive in response to volatile market conditions

Lithia Motors, Inc. 2026 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	39
Compensation Philosophy
Our vision guides our mission, and our mission drives our business strategy and our compensation philosophy. All four of these areas are informed by our values.
Who We Are
The pragmatic disruptor with a proven multifaceted success
strategy, competitively leading the modernization of personal transportation by providing consumers solutions, wherever,
whenever, and however, they desire.
Our Mission
Our mission, Growth Powered by People, focuses on our
customers and team to create a competitive advantage. We are a growth company and the continued development of our team is
critical to our long-term success. Our entrepreneurial culture is the foundation of our business strategy. This culture drives our team to create simple, customer-centered experiences. Trust in each other is key to making decisions that will be in the best interests of the
Company and its stakeholders. We strive for high customer
retention and strong market share, while controlling costs, to yield exceptional profit performance.
Our Business Strategy
We are a growth company focused on profitably consolidating the largest retail sector by providing personal transportation solutions, wherever, whenever, and however, consumers desire.
Compensation Philosophy
Lithia’s compensation program is designed to support the Company’s vision, mission, and values and align appropriate incentives and rewards with the execution of our business strategy, all while attracting, motivating, rewarding, and retaining high-performing employees, who influence and drive the Company’s long-term success. Lithia strives to do this by providing compensation that is market competitive and performance-based.
Our Values
Within our entrepreneurial and high-performance culture, we implement a human capital policy that supports a diverse and energized workforce with career advancement, role mobility opportunities, and strong health, safety, and wellness initiatives. Our values guide us beyond producing financial returns to serving our customers and communities, developing our people, reaching our potential and growing our company:
Working together, we create a welcoming and
highly responsive environment with positive
experiences that Earn Customers for Life.
By innovating, remaining humble and
challenging ourselves to perform better,
we Improve Constantly.
We are motivated by the freedom of
Taking Personal Ownership for our actions
and results.
Our enthusiasm for our customers,
communities, cars, each other and our success
represent the catalyst for Having Fun!

Lithia Motors, Inc. 2026 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	40
Compensation Components
The three major elements of our executive officers’ regular total direct compensation (TDC) are: (i) base salary, (ii) awards under our cash-based short-term incentive plan, and (iii) awards under our equity-based long-term incentive plan. While performance drives all aspects of our compensation, for 2025, 90% of target annual TDC for the CEO and 73% of the target annual TDC for our other named executive officers, was incentive-based or at-risk, reflecting Lithia’s pay-for-performance philosophy.
Target Compensation By Component
■ Long-Term Incentive
■ Performance-Based RSUs
■ Service-Based RSUs
■ Short-Term Incentive
■ Base Salary
■ Other
Other
NEOs*
CEO
*Average NEO target compensation
at start of year

		Compensation Component	Description
	Annual	Base Salary
A competitive base income set to attract talent and promote long-term retention. Lithia believes that as an employee moves into higher level positions in the Company, base pay should become a smaller component of overall TDC.

Performance Based		Short-Term Incentive
An annual performance-based cash incentive which ties a significant portion of our executives' annual cash to growth in revenue and profitability relative to our compensation Peer Group, and achievement of our corporate responsibility and strategy goals.

	Long-Term	Long-Term Incentive
A long-term equity-based program that emphasizes PSUs that incorporate relative financial metrics and a relative TSR modifier, with a minority weighting on RSUs.
Performance awards vest only after a 3-year performance. All metrics are measured relative to our compensation Peer Group.

	Other	Retirement
A non-qualified deferred compensation plan with annual discretionary contributions that provides key employees funds for retirement and supports succession planning.
SERP contributions promote retention by using longer-term vesting periods. Participants may choose to defer up to 50% of their base salary and 100% of their bonus compensation.

		Perquisites	Perquisites are limited.

Lithia Motors, Inc. 2026 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	41
2025 Compensation Program Design & Results
Base Salary
We provide base salaries to our executive officers to compensate them for their services rendered during the year and to provide them with a level of competitive and stable fixed compensation.
The Compensation Committee approves the base salary for our CEO each year based on competitive market factors, the CEO’s duties and responsibilities, comparison of relative CEO pay within the Peer Group described below, the CEO’s performance and the relative pay of our senior management team. The base salaries of all other NEOs are developed by the CEO and our independent compensation consultant based on similar factors and are analyzed and approved by the Compensation Committee.
In 2025, the Compensation Committee did not increase target base salaries for our executives as shown below. Mr. Glandon's salary was reduced in 2025 in connection with his transition to senior advisor. Accordingly, Mr. Glandon's 2025 salary shown below is a blend of his original 2025 salary of $600,000 per year and his senior advisor salary of $300,000 per year. Mr. Chamberlain resigned effective June 1, 2025 and therefore did not earn his full 2025 salary.

Named Executive Officer	2024 Base Salary ($)	2025 Base Salary ($)	Δ
Bryan B. DeBoer	1,300,000	1,300,000	—%
Tina H. Miller	750,000	750,000	—%
David G. Stork	500,000	500,000	—%
Gary M. Glandon	600,000	537,500	(10)%
George N. Hines	640,000	640,000	—%
Adam A. Chamberlain	750,000	750,000	—%
Short-Term Incentive Plan
The 2025 short-term incentive plan rewarded executives based on our revenue and net income growth, in each case relative to our
Peer Group, and execution of our corporate responsibility and strategy initiatives. Consistent with our 2024 short-term incentive, we continued to use all relative financials metrics in 2025, weighted at 90% of the plan, emphasized profitability over revenue, and incorporated a corporate responsibility and strategy component.
How our 2025 Short-Term Incentive Plan Works
Our 2025 short-term incentive plan compensated executives for achieving annual performance goals in each of the below criteria.
Each named executive officer’s target cash bonus potential was based on a market competitive percentage of base salary ranging from approximately 64% to 150%, which was paid out according to the attainment of pre-approved performance goals. Each executive’s target bonus, expressed as a percentage of salary, and their weighted performance goals, were as follows:

		Weighting of Performance Factors
Named Executive Officer	Target Short-Term Incentive (% of Salary)	Relative Revenue Growth	Relative Net income Growth	Corporate Responsibility & Strategy
Bryan B. DeBoer	150%
Tina H. Miller	87%
David G. Stork	64%
Gary M. Glandon	67%
George N. Hines	69%
Adam A. Chamberlain	100%
40%
50%
10%

Lithia Motors, Inc. 2026 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	42
Establishment of 2025 Targets and Actual Cash Payouts
We believe using metrics that promote high performance and profitable growth are critical. These performance criteria are approved annually by the Compensation Committee and are designed to reward both short-term and long-term value creation, support growth in profitability, and increase share value. Management provides the Compensation Committee with a quarterly review of the short-term incentive plan attainment pacing. If we do not achieve threshold performance, then no short-term incentive is earned or paid. The Compensation Committee has discretion to reduce awards under the short-term incentive plan.
For 2025, our relative financial metrics and corporate responsibility and strategy goals and attainment were as follows:
•Relative Financial Metrics: 90% of our short-term incentive plan payouts depended on our financial performance relative to our compensation Peer Group. Specifically, 40% of the plan was based on our revenue growth rank, and
50% was based on our net income growth rank, as shown below.

Revenue Growth Rank	Attainment Percentage	Net Income Growth Rank	Attainment Percentage
1st to 5th	200%	1st to 5th	200%
6th	180%	6th	180%
7th	160%	7th	160%
8th	140%	8th	140%
9th	120%	9th	120%
10th	100%	10th	100%
11th	100%	11th	100%
12th	80%	12th	80%
13th	70%	13th	70%
14th	60%	14th	60%
15th	50%	15th	50%
16th to 20th	0%	16th to 20th	0%
*Our and peers' growth under both metrics is measured as the sum of that applicable metric for the four quarters reported prior to December
15, 2025, divided by the sum of the same metric for the immediately preceding four quarters.
In 2025, relative financial metric results and corresponding payout percentages relative to target were as follows:

2025 Short-Term Incentive Plan - Relative Financial Metrics
Weighting	Performance Metric	Attainment
	Relative Revenue Growth	Peer Rank 3rd	Payout 200%
	Relative Net Income Growth	Peer Rank 3rd	Payout 200%
40%
50%

Lithia Motors, Inc. 2026 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	43
Corporate Responsibility and Strategy Objectives: We believe a small portion of our short-term incentive should be based on non-financial goals. Therefore, 10% of our 2025 short-term incentive plan was based on progress toward our consumer optionality, sustainability, and corporate responsibility goals, which supplement our financial goals. These goals are rigorous and intended to focus management on advancing our initiatives described in the Corporate Responsibility section of this proxy statement, above.
Each year, management presents the extent to which these objectives are accomplished to the Compensation Committee for review and approval. Payout percentages are as follows:

Objectives	% of Payout
Significantly Above Target	200%
Above Target	150%
Target	100%
Below Target	50%
We successfully executed on our corporate responsibility objectives this year, as shown below. Accordingly, these results, as approved, warranted a payout of this 10% portion of each executive’s 2025 short-term incentive plan award at 140% based on achievement of our goals, including the following. Based on overall attainment, this non-financial component of the short-term incentive accounted for 7.2% of payouts.

Consumer Optionality	Sustainability and Corporate Responsibility
•Driveway Finance Corporation (DFC) achieved 14.5%
penetration rate in 2025 (up from 11.6% in 2024).
•Expanded and successfully migrated Driveway Finance
customers to myDriveway portal.
•Grew Driveway.com customer scores, digital retail
processes and post-sale support driving an increase in
purchase commitments and purchases of 68% and 101%
year over year, respectively.
•Expanded GreenCars partner stores by over 25% to 298
stores, achieved newsletter subscribers of 40,144, and
hosted over 30 in-person GreenCar events.
•Ecosystem profitability, including attributed net profits,
reached breakeven in 2025 and is now positive compared to
a net loss in 2024.

•Grew sustainable vehicle sales to 26% of total retail vehicles in North
America from 21% in 2024, and grew mix of value auto sales from 22.8%
of used retail vehicle sales to 25.9%.
•Started or completed energy efficiency projects scheduled to deliver over 3 million kWh in annual savings, a 76% increase over 2024.
•Awarded the Environment Impact Award by the Portland Business Journal
for our company’s work on Earth Day to organize a statewide trash cleanup across Oregon.
•Roseville Toyota recognized as the #1 retailer of Toyota battery electric vehicles in the nation.
•Over $100,000 raised across the country for Special Olympics in 2025 following a nationwide campaign with record attendance.
•Over 300 Automotive students attended a Lithia educational workshop this year that heavily emphasized EV technology.
•Lithia 4 Kids giving increased over 50% year over a year to $463,000.

2025 Actual Bonus
Based on 2025 attainment of these goals, the 2025 short-term incentive plan payouts were as follow. As Mr. Chamberlain resigned from his employment effective June 1, 2025, he did not receive any payout on his 2025 short-term incentive. Mr. Glandon's 2025 short-term incentive plan target is calculated as a percentage of his yearly salary in effect prior to his transition to senior advisor.

Named Executive Officers	Target Short-Term Incentive Plan as % of Base Salary	Actual 2025 Payout as % of Target	Actual 2025 Payout ($)
Bryan B. DeBoer	150%	194.0%	$3,783,000
Tina H. Miller	87%	194.0%	$1,261,000
David G. Stork	64%	194.0%	$620,800
Gary M. Glandon	67%	194.0%	$776,000
George N. Hines	69%	194.0%	$853,600

Lithia Motors, Inc. 2026 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	44
Long-Term Incentive Plan
We issue awards under our long-term incentive plan primarily in the form of PSUs, with a service-based RSU component. We believe this PSU and RSU mix better aligns our executive team with our shareholders compared to a stock option-based plan because PSUs are directly tied to performance outcomes and both PSUs and RSUs experience the upside as well as the downside of stock price changes. This structure rewards employees if they achieve financial performance that exceeds our peers and drives our stock price upward.
The amounts of unvested equity for each of our executive officers, as seen in our
Pay Versus Performance table, are designed to create strong shareholder alignment and appropriate holding power to support our employee retention and stock ownership goals.
How our 2025 Long-Term Incentive Plan Works
25%
In 2025, the Compensation Committee approved long-term incentive awards for our executives
2025
LTI Target
Value Split
consisting of PSUs and RSUs, as set forth in the table below. The Compensation Committee approved the PSUs and RSUs awarded to NEOs and other key employees after considering, among other things, peer comparisons, absolute and relative Company financial performance
75%
and total shareholder return, awards granted in prior years, the percentage of total compensation and targets determined based upon the Board approved business plan, and the recommendation of our independent compensation consultant.
PSUs (3yr performance period)
RSUs (annual service-vesting over 3yrs)

Named Executive Officer	2025 Target PSU Value ($)	2025 Target RSU Value ($)	2025 Target Total LTI Value ($)
Bryan B. DeBoer	8,062,500	2,687,500	10,750,000
Tina H. Miller	1,552,500	517,500	2,070,000
David G. Stork	465,000	155,000	620,000
Gary M. Glandon	510,000	170,000	680,000
George N. Hines	772,500	257,500	1,030,000
Adam A. Chamberlain	1,612,500	537,500	2,150,000

Lithia Motors, Inc. 2026 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	45
2025 PSU Design Overview
•3-Year Performance Period: 2025-2027
•Metric:
◦Relative Revenue Growth (40%)
◦Relative EPS Growth (60%)
◦Relative TSR modifier (up to +/- 35%)
•Incentive: drive high-quality and profitable revenue and stock performance over 3-years relative to our peers.
2025 PSU Payout Formula:
The 2025 PSUs use a 3-year performance period that ends on December 31, 2027 and will pay out in 2028 to the extent the
Compensation Committee certifies attainment based on the following formula. These goals are consistent with the goals for our
2024 PSUs.
[ (Relative Revenue Attainment * 40%) + (Relative EPS Growth Attainment * 60%) ] * Relative TSR Modifier

Relative Revenue Growth: Attainment under the revenue growth component of our PSUs is based on our revenue growth performance over 3 years ranked against our compensation Peer Group, as shown below:		Relative EPS Growth: Attainment under the EPS growth component of our PSUs is based on our EPS growth performance over 3- years ranked against our compensation Peer Group, as shown below:
TSR Modifier
The attainment percentage determined
by our relative revenue growth and
relative EPS growth is then multiplied by
an adjustment factor determined by our
3-year TSR ranking relative to our
compensation Peer Group, as follows:

Revenue Growth(1) Rank	Attainment Percentage	EPS Growth(1) Rank	Adjustment Factor	TSR Growth(2) Rank	Modification Factor
1st to 5th	195%	1st to 5th	195%	1st to 5th	1 .35
6th	175%	6th	175%	6th	1 .30
7th	160%	7th	160%	7th	1 .25
8th	140%	8th	140%	8th	1 .15
9th	120%	9th	120%	9th	1 .10
10th	100%	10th	100%	10th	1 .0
11th	100%	11th	100%	11th	1 .0
12th	90%	12th	90%	12th	0 .90
13th	85%	13th	85%	13th	0 .85
14th	75%	14th	75%	14th	0 .75
15th	50%	15th	50%	15th	0 .70
16th to 20th	0%	16th to 20th	0%	16th to 20th	0 .65

(1)
Our and our peer's relative revenue and EPS growth rank is determined based on such companies' 3-year annual growth average for the given metric. This average is determined by averaging a company’s growth rate for the applicable metric for each of the three successive 4-quarter periods reported before December 15, 2027. For this purpose, the applicable metric’s growth rate is the sum of that applicable metric for a given four quarter period, divided by the sum of the same metric for the immediately preceding four quarter period.

(2)	TSR is calculated based on the change in the 20-day average closing price from January 1, 2025 to December 31, 2027 and assuming dividend reinvestment.

Lithia Motors, Inc. 2026 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	46
2023 PSU Design Overview and Payout
•3-Year Performance Period: 2023-2025
•Performance:
•Attainment:
•Metric:

•Relative Revenue Growth	2nd Among Peers	175%
•Modifier: Relative TSR (up to +/- 25%)	6th Among Peers	Payout increased 20%
•Modifier: Operating Margin (set max/min payout)	4.80%	No Adjustment
	Total Attainment:	210%
2023 PSU Payout:
In 2023, we awarded PSUs with a 3-year performance period that ended December 31, 2025 and vested based on our relative revenue growth over the performance period, with a relative TSR modifier that could increase or decrease payouts by up to 25%
and an operating margin governor that set the upper and lower limits of attainment. Following the completion of this 3-year performance period, the Compensation Committee certified the financial results and payouts for the 2023 PSUs in January 2026 at 210% of target, based on the following performance formula and goals.
(Relative Revenue Growth * Relative TSR Modifier) adjusted by an Operating Margin Governor

Relative Revenue Growth: Attainment under the revenue growth component of our 2023 PSUs was based on our revenue growth over 3 years ranked against our compensation Peer Group, as shown below:
TSR Modifier
The attainment percentage determined
by our relative revenue growth was then
multiplied by an adjustment factor
determined by our 3-year TSR ranking
relative to our compensation Peer
Group, as follows:

Operating Margin Governor
Finally, the payout determined via
multiplying our revenue growth
attainment by our TSR adjustment
factor is subject to a maximum and
minimum set by our 3-year operating
margin, as shown below:

Revenue Growth(1) Rank	Attainment Percentage	TSR(2) Modifier	Adjustment Factor	Operating Margin	Attainment Range
					Min	Max
1st to 5th	175%	1st to 5th	1.25	>4.50%	60%	218.8%
6th	160%	6th	1.20	4.0% to 4.5%	50%	200%
7th	145%	7th	1.15	3.5% to <4.0%	40%	175%
8th	130%	8th	1.10	3.0% to <3.5%	30%	150%
9th	115%	9th	1.05	2.0% to <3.0%	20%	125%
10th	100%	10th	1.00	<2.0%	0%	125%
11th	100%	11th	1.00
12th	80%	12th	0.95
13th	70%	13th	0.90
14th	60%	14th	0.85
15th	50%	15th	0.80
16th to 20th	0%	16th to 20th	0.75

Actual Rank	Attainment	Actual Rank	Adjustment Factor	Actual Result	Payout Adjustment
2nd	175%	6th	1.20	4.80%	None

(1)
Our and our peers' relative revenue growth rank is determined by ranking the average quarterly revenue growth rate. This average is determined by averaging each company’s growth rate for the applicable metric for each of the 12 successive 4-quarter periods reported before December 15, 2025. For this purpose, the revenue growth rate is the revenue result for a given quarter divided by the revenue result for the corresponding quarter from the prior year.

(2)	TSR is calculated based on the change in the 30-day average closing price from January 1, 2023 to December 31, 2025 and assuming dividend reinvestment.

Lithia Motors, Inc. 2026 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	47
Perquisites
Consistent with our pay-for-performance compensation philosophy, we believe perquisites for executive officers should be limited in scope and value, and should only be offered when they provide necessities or conveniences that allow our executive officers to focus on and optimally perform in their role with Lithia. Accordingly, we provided our NEOs with insurance premiums for long-term care assistance, long-term disability and life and accidental death and dismemberment on their behalf.
In 2025, following increased public awareness of CEO safety and to facilitate business efficiency, our Compensation Committee adopted a responsible aircraft policy that allows the CEO and the other employees approved by the Compensation Committee and the CEO to use our corporate aircraft arrangements for personal travel up to a shared maximum of 30 hours beginning in 2025. The
CEO or such employees were required to reimburse for the incremental cost of their flights to the extent all such costs for employee personal flights in 2025 exceed $120,000 (which was below the median for comparable policies in the S&P 500). This cap is set annually at the discretion of the Compensation Committee. Executives were also permitted to be accompanied by their spouses when using our corporate aircraft arrangements for business travel. Executives must reimburse the Company for the incremental cost of their spouses' travel. For 2025, the incremental cost of our CEO's personal flights was $62,673.

Lithia Motors, Inc. 2026 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	48
Compensation Decision Making Process
The Compensation Committee begins its process of deciding how to compensate Lithia’s named executive officers by considering the competitive market data provided by its independent compensation consultant and the Human Resources department.
Competitive market data consists of peer group and pay information from surveys collected by our compensation consultant
(e.g., where there may be little data for a role amongst our peers).
Peer Group and Benchmarking
In July of 2024, as part of the annual assessment of the peer group used for setting compensation, the Compensation Committee again asked Pay Governance to review the Company’s peer group for appropriateness. Pay Governance reviewed our peer group, taking into account the following criteria:
Peer Group Criteria
•Are broadly representative of Lithia’s key characteristics (e.g., size, profitability, retail, and direct-to-consumer models),
•Operate in Lithia’s labor market for executive and director talent, and
•When reviewed in the aggregate, have a Peer Group median revenue, market capitalization, and pre-tax profit that is close to Lithia’s size and scope.
With these factors in mind, Pay Governance continued to recommend that our peer group include auto, specialty and broader retail companies given the limited number of direct auto retail competitors and the fact that we sell automotive related products and services. After reviewing Pay Governance’s analysis, and given the multifaceted nature of our customers’ retail experience, which is akin to other retail industries, the Compensation Committee continued the use of the 2024 peer group for 2025 compensation decisions, as shown below. We believe this peer group continues to reflect the competitive market for talent and performance, particularly given our goal to operate as a premier retailer both within and beyond the automotive retail space.

Symbol	Company Name	Symbol	Company Name
AAP	Advance Auto Parts, Inc.	LKQ	LKQ Corporation
ABG	Asbury Automotive Group, Inc.	LOW	Lowes Companies, Inc.
AN	Autonation, Inc.	ORLY	O'Reilly Automotive, Inc.
AZO	AutoZone, Inc.	PAG	Penske Automotive Group, Inc.
BBY	Best Buy Co., Inc.	SAH	Sonic Automotive, Inc.
KMX	CarMax, Inc.	SYY	Sysco Corporation
DG	Dollar General Corporation	GAP	The Gap, Inc.
DLTR	Dollar Tree, Inc.	TJX	The TJX Companies, Inc.
GPC	Genuine Parts Company	TSCO	Tractor Supply Company
GPI	Group 1 Automotive, Inc.

Lithia Motors, Inc. 2026 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	49
How We Use the Peer Group
The positions of our named executive officers were compared to their counterpart positions in our Peer Group, and the compensation levels for comparable positions in the Peer Group were examined for guidance in determining:
•base salaries;
•cash awards under our short-term incentive plan; and
•the amount and mix of equity awards under our long-term incentive plan.
The Compensation Committee approves base salaries, short-term incentive plan awards and long-term incentive awards on a case-
by-case basis for each named executive officer, taking into account, among other things, individual and company performance, role expertise and experience and the competitive market, advancement potential, recruiting needs, internal equity, retention requirements, unrealized equity gains, succession planning, and best compensation governance practices.
The Compensation Committee does not tie individual compensation to specific target percentiles.
How the Compensation Committee Makes Decisions and Policies
The Compensation Committee has the final responsibility to approve all matters of compensation and benefits for executive officers, and from time to time it seeks input and recommendations from the CEO and the Human Resources department. The Compensation
Committee also meets privately with its independent compensation consultant, and considers the Board’s input and advice, when establishing the CEO’s compensation. Our independent compensation consultant has worked directly with and on behalf of the
Compensation Committee to assist the Compensation Committee in satisfying its responsibilities; and does not undertake projects for management, except with the approval of the Compensation Committee chair. The Compensation Committee reports to the
Board on the major items covered at each Compensation Committee meeting.
The Compensation Committee assessed the independence of its compensation consultant during 2025 and believes that there are no conflicts of interest. In reaching this conclusion, the Compensation Committee considered applicable SEC rules and regulations and the corresponding NYSE independence factors regarding compensation advisor independence.
In determining executive compensation, the Compensation Committee also considers, among other factors, the possible tax consequences to Lithia and to its executives.
The Compensation Committee may consider the accounting consequences to Lithia of different compensation decisions and the impact on shareholder dilution. However, neither of these factors by themselves will compel particular compensation decisions.
The Compensation Committee annually grants equity-based long-term incentive awards to executive officers after the close of the prior year and the review and evaluation of each executive officer’s performance. The Compensation Committee’s policy is to generally grant long-term incentive awards only during open trading windows and to establish grant dates in advance, generally establishing those dates near the beginning of each fiscal year.

Lithia Motors, Inc. 2026 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	50
Executive Compensation Governance Components
Stock Ownership Guidelines
NEOs and non-NEO Vice Presidents are expected to own and maintain shares of our common stock having a market value equal to a multiple of their annual base cash salary, as indicated in the table to the left, within seven years of service in their position.
Our stock ownership policy more closely aligns the interests of our NEOs with the interests of our shareholders and exposes our NEOs to downside equity performance risk. In determining compliance with the policy, share ownership includes RSUs subject to time-vesting, but does not include our PSUs, which incorporate a 3-year performance period, until the performance conditions have been met. As of December 31, 2025, all of our executive officers exceeded the applicable minimum stock ownership requirements.

Position	Multiple of Salary	Years of Service
CEO	5	7
EVP	3	7
SVP	2	7
VP	1	7
Recoupment (or “Clawback”) Policies
Our Compensation Committee has adopted two clawback policies applicable to performance-based compensation, including awards under our short-term and long-term incentive plans. Our Dodd-Frank Compensation Recoupment Policy complies with the SEC and
NYSE required clawback rules and requires that the Compensation Committee, subject to certain exceptions permitted under those rules, recoup certain types of excess incentive-based compensation received by current and former executive officers in the event of a financial restatement. Our Dodd-Frank Compensation Recoupment Policy became effective October 2, 2023 and applies to our performance-based cash and equity incentive compensation received on and after that date. This policy was attached as an exhibit to our most recently filed Annual Report on Form 10-K.
In addition, under our recoupment policy originally adopted in 2022, the Compensation Committee, if it determines appropriate and subject to applicable laws, may seek reimbursement from executive officers of:
•Cash paid to executive officers under our short-term incentive plan to the degree overpaid based on the restated financial results; and
•The incremental shares of our common stock settled for any RSUs in excess of the shares of our common stock that would have been settled for such RSUs based on the restated financial results, or the value of such incremental shares to the extent an executive officer sells any incremental shares.
In the event the Compensation Committee reasonably determines that an executive engaged in misconduct that resulted in reputational harm to Lithia, this clawback policy also enables the Compensation Committee, if it determines appropriate and subject to applicable laws, to seek reimbursement from such executive officers of:
•All or a portion of cash paid to such executive officers under our short-term incentive plan; and
•Return any shares acquired by the executive pursuant to a stock award (including time-based awards).
Anti-Hedging and Pledging Policy
Our insider trading policy for all employees and our stock ownership policy for executive officers specify that they may not (1)
engage in hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds or (2) hold Company securities in a margin account or otherwise pledge
Company securities as collateral for a loan, except as specifically approved by the Board.

Lithia Motors, Inc. 2026 Proxy Statement	05: Compensation Discussion and Analysis (CD&A)	51
Compensation Risk Management
Each year our Compensation Committee reviews whether our compensation policies and practices encourage executives or other employees to take unnecessary or unreasonable risks that could threaten the long-term value of the Company, or that are reasonably likely to have a material adverse effect. The Compensation Committee believes that our practices adequately manage this risk because:
•we limit the amount of fixed compensation in the form of base salary based on data from our market survey;
•the primary criteria we use for performance compensation components are measures such as revenue, earnings per share, and net income, which we believe are less susceptible to manipulation for short-term gain;
•cash payments are capped under our short-term incentive plan;
•the incentive plans for executive management have the flexibility to put weight on Company-wide or divisional performance measures;
•our short-term incentive plan preserves discretion to permit the Compensation Committee to elect not to pay otherwise achieved amounts for any reason;
•a meaningful component of compensation is long-term incentive plan equity grants with extended vesting periods designed to ensure that our executives value and focus on the Company's long-term performance; and
•NEOs have equity positions in Lithia and are subject to stock ownership policies, which we believe increases their focus on long-term shareholder value.
Insider Trading Policy
We have adopted an insider trading policy and procedures applicable to our directors, officers, and employees, and have implemented processes for the Company that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the NYSE listing standards. The Company's insider trading policy applicable to all directors and employees prohibits insider trading when the person is aware of material nonpublic information and restricts directors and executive officers and certain other employees determined to have potential access to insider information from trading in Company stock during predetermined closed periods. In addition, executive officers and directors are required to pre-clear any trades. The foregoing summary of our insider trading policy and procedures does not purport to be complete and is qualified by reference insider trading policy which was filed as exhibits to our Annual Report on Form 10-K for the year ending December 31, 2025.
Compensation Committee Interlocks & Insider Participation
The following directors served on the Compensation Committee during 2025: Shauna McIntyre, James Lentz, Cassandra McKinney,
Louis Miramontes, and, prior to his departure from our Board at the 2025 Annual Shareholder Meeting, David Robino, none of whom was a Company officer or employee during 2025 or was formerly a Company officer or had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. During 2025, none of our executive officers served as a member of a board of directors or as a member of a compensation committee of any entity that has one or more executive officers serving as a member on our Board or any committee of our Board.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the "Compensation Discussion and Analysis," included elsewhere in this proxy statement, with management, and, based on such review and discussions, the Compensation Committee recommended to the
Board that the "Compensation Discussion and Analysis" be included in this proxy statement and incorporated by reference in Lithia's
Annual Report on Form 10-K.
Submitted by the Compensation Committee of the Board of Directors:
Shauna F. McIntyre (Chair)
James E. Lentz
Cassandra M. McKinney
Louis P. Miramontes

Lithia Motors, Inc. 2026 Proxy Statement	06: Compensation Tables	52
06
Compensation Tables
Summary Compensation Table
The following table provides certain information concerning compensation for each of our 2025 NEOs.

Name and Principal Position	Year	Salary	Stock Awards(1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings(2)	All Other Compensation (4)	Total
Bryan B. DeBoer President and Chief Executive Officer	2025	$1,300,000	$10,736,203	$3,783,000	$6,256	$70,009	$15,895,468
	2024	$1,300,000	$12,953,359	$2,535,000	$—	$7,342	$16,795,702
	2023	$1,250,000	$15,312,692	$2,666,040	$—	$7,258	$19,235,990
Tina H. Miller Senior Vice President and Chief Financial Officer	2025	$750,000	$2,067,669	$1,261,000	$939	$76,793	$4,156,401
	2024	$750,000	$2,410,122	$845,000	$—	$76,798	$4,081,920
	2023	$525,000	$2,564,125	$875,008	$—	$56,714	$4,020,847
David G. Stork (3) Senior Vice President and Chief Administrative Officer	2025	$500,000	$619,514	$620,800	$13	$9,509	$1,749,836

Gary M. Glandon (3) Senior Advisor	2025	$537,500	$679,479	$776,000	$—	$10,770	$2,003,749

George N. Hines (3) Former Senior Vice President and Chief Innovation and Technology Officer	2025	$640,000	$1,028,841	$853,600	$665	$57,994	$2,581,100
	2024	$640,000	$1,205,061	$572,000	$—	$57,999	$2,475,060
	2023	$600,000	$1,353,357	$546,880	$—	$57,915	$2,558,152
Adam A. Chamberlain (3) Former Executive Vice President and Chief Operating Officer	2025	$343,750	$2,147,608	$—	$97	$81,645	$2,573,100
	2024	$662,500	$1,548,518	$975,000	$—	$83,237	$3,269,255

(1)
These amounts reflect the grant date fair value for performance and time-vesting RSUs granted in the year, computed in accordance with FASB ASC Topic 718 and excluding any estimated forfeitures. These amounts are not paid to or realized by the executive. If the maximum level of performance were to be achieved for the awards granted in 2025, the grant date value for those awards would be $24,078,654 for Mr. DeBoer, $4,637,180 for Ms. Miller, $1,389,141 for Mr. Stork,
$1,523,922 for Mr. Glandon, $2,307,464 for Mr. Hines, and $4,944,174 for Mr. Chamberlain. The fair value of the PSUs was calculated using a Monte Carlo simulation model, assuming (i) a volatility of 40.45%, (ii) remaining performance period of 2.99 years, (iii) a risk-free interest rate of 4.2%, and (iv) a dividend yield of 0.61%. For the PSUs, the attainment levels used in the calculation of the grant date fair value was based on the probable outcomes at the time of grant.
For a more detailed discussion of the assumptions used to determine the grant date fair values and other related information, see Notes 1 and 14 of Notes to
Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

(2)
These amounts represent the above-market earnings, if any, for cash deferrals to our Executive Management Non-Qualified Deferred Compensation and SERP.
The methodology for determining what constitutes above-market earnings is the difference between the interest rate as determined by the Compensation
Committee for that plan year and 120% of the applicable federal long-term rate. For 2025, the annual interest rate for the Executive Management Non-Qualified
Deferred Compensation and SERP was 5.50%, with monthly compounding.

(3)
Mr. Chamberlain was not an executive officer prior to 2024 and resigned effective June 1, 2025. Mr. Stork and Mr. Glandon were not named executive officers prior to 2025. Mr. Glandon ceased to be an executive officer in connection with his transition to senior advisor effective October 1, 2025. Mr. Hines ceased to be an executive officer on March 1, 2026 when he transitioned to a non-executive role.

Lithia Motors, Inc. 2026 Proxy Statement	06: Compensation Tables	53

(4)	All Other Compensation in 2025 consisted of the following:

Name	401(k) Match	Insurance Premiums (a)	Contributions to Nonqualified Deferred Compensation Plan	Other (b)	Total
Bryan B. DeBoer	$2,500	$4,837	$—	$62,673	$70,009
Tina H. Miller	$2,500	$4,293	$70,000	$—	$76,793
David G. Stork	$2,500	$7,009	$—	$—	$9,509
Gary M. Glandon	$2,500	$8,270	$—	$—	$10,770
George N. Hines	$2,500	$5,494	$50,000	$—	$57,994
Adam A. Chamberlain	$2,500	$4,145	$75,000	$—	$81,645

(a)	Insurance premiums include amounts paid by us on behalf of the executive for short-term disability insurance, long-term disability insurance, long term care insurance and life insurance policies.
(b)
Represents the incremental cost for named executive officers who were permitted to use our corporate aircraft arrangements for non-business travel. Such usage is subject to availability and the executive's agreement to reimburse the Company for the incremental cost of each flight above an annual usage limit.
Our aircraft usage policy is discussed in greater detail in the Perquisites section of the Compensation Discussion and Analysis, above. Incremental cost for this purpose is generally the cost incurred by the Company for the executive's travel under the Company's corporate aircraft service.

Lithia Motors, Inc. 2026 Proxy Statement	06: Compensation Tables	54
Grants of Plan-Based Awards Table for 2025

					Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards (# of shares)			Grant Date Fair Value of Stock and Option Awards ($)(4)
Name		Committee Approval	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Bryan B. DeBoer	2025 STIP			(3)	975,000	1,950,000	3,900,000				—
	2025 PSU	11/19/2024	01/02/2025	(1)	—	—	—	10,879	21,757	57,276	8,173,017
	2025 RSU	11/19/2024	01/02/2025	(2)	—	—	—	—	7,253	—	2,563,186
Tina H. Miller	2025 STIP			(3)	325,000	650,000	1,300,000				—
	2025 PSU	11/19/2024	01/02/2025	(1)	—	—	—	2,095	4,190	11,031	1,573,974
	2025 RSU	11/19/2024	01/02/2025	(2)	—	—	—	—	1,397	—	493,695
David G. Stork	2025 STIP			(3)	160,000	320,000	640,000
	2025 PSU	11/19/2024	01/02/2025	(1)	—	—	—	628	1,255	3,304	471,441
	2025 RSU	11/19/2024	01/02/2025	(2)	—	—	—	—	419	—	148,073
Gary M. Glandon	2025 STIP			(3)	200,000	400,000	800,000
	2025 PSU	11/19/2024	01/02/2025	(1)	—	—	—	689	1,377	3,625	517,270
	2025 RSU	11/19/2024	01/02/2025	(2)	—	—	—	—	459	—	162,209
George N. Hines	2025 STIP			(3)	220,000	440,000	880,000
	2025 PSU	11/19/2024	01/02/2025	(1)	—	—	—	1,043	2,085	5,489	783,230
	2025 RSU	11/19/2024	01/02/2025	(2)	—	—	—	—	695	—	245,611
Adam A. Chamberlain	2025 STIP			(3)	375,000	750,000	1,500,000				—
	2025 PSU	11/19/2024	01/02/2025	(5)	—	—	—	2,176	4,352	11,457	1,634,829
	2025 RSU	11/19/2024	01/02/2025	(6)	—	—	—	—	1,451	—	512,779

(1)
These amounts reflect PSUs which are earned based on our relative revenue growth and relative EPS growth, with a TSR modifier, the material terms of which are further described under “Compensation Discussion and Analysis – 2025 Compensation Program Design & Result - Long-Term Incentive Plan” above.

(2)	These amounts reflect time-based RSUs which vest in three equal annual installments over three years.
(3)
The values reflect the threshold, target, and maximum amounts payable under our Short-Term Incentive Plan for the 2025 performance year, as further described in the discussion under "Short-Term Incentive Plan” section of the Compensation Discussion and Analysis, above. The actual amount paid for 2025 is included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(4)
These amounts reflect the grant date fair value for awards granted under the 2013 Amended and Restated Stock Incentive Plan. The grant date fair value is computed in accordance with FASB ASC Topic 718 for PSUs and RSUs granted during the applicable year. The attainment level used to calculate the grant date fair value for the performance and time-vesting grants was 100% based on the probable outcome at the time of grant. For a more detailed discussion of the assumptions used to determine the grant date fair value and other related information, see footnote 1 to the Summary Compensation Table, above, and
Notes 1 and 14 of Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

(5)
These amounts reflect PSUs with the same vesting schedule as noted in footnote (1), above. In connection with his resignation effective June 1, 2025, the
Compensation Committee modified this award to permit Mr. Chamberlain to continue to vest with respect to a reduced target number of shares, namely 1,088 shares, subject to continued compliance with certain restrictive covenants.

(6)
These amounts reflect time-based RSUs with the same vesting schedule as noted in footnote (2). In connection with his resignation effective June 1, 2025, the
Compensation Committee modified this award to permit Mr. Chamberlain to continue to vest with respect to a reduced number of shares, namely 363 shares, subject to continued compliance with certain restrictive covenants.

Lithia Motors, Inc. 2026 Proxy Statement	06: Compensation Tables	55
Outstanding Equity Awards at 2025 Fiscal Year-End
The following table sets forth the outstanding equity awards held by our NEOs as of December 31, 2025:

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Bryan B. DeBoer	1/3/2022	8,422	(4)	2,798,883
	2/2/2023	4,108	(4)	1,365,212
	2/2/2023	76,129	(7)	25,299,951
	1/2/2024	6,062	(5)	2,014,584
	1/2/2024				71,457	(8)	23,747,305
	1/2/2025	7,253	(6)	2,410,389
	1/2/2025				57,276	(9)	19,034,533
Tina H. Miller	1/3/2022	1,080	(4)	358,916
	2/2/2023	688	(4)	228,643
	2/2/2023	12,747	(7)	4,236,211
	1/2/2024	1,128	(5)	374,868
	1/2/2024				13,294	(8)	4,417,995
	1/2/2025	1,397	(6)	464,265
	1/2/2025				11,030	(9)	3,665,600
David G. Stork	1/3/2022	417	(4)	138,582
	2/2/2023	209	(4)	69,457
	2/2/2023	3,896	(7)	1,294,758
	1/2/2024	338	(5)	112,328
	1/2/2024				3,988	(8)	1,325,332
	1/2/2025	419	(6)	139,246
	1/2/2025				3,304	(9)	1,098,018
Gary M. Glandon	2/2/2023	209	(4)	69,457
	2/2/2023	3,896	(7)	1,294,758
	1/2/2024	367	(5)	121,965
	1/2/2024				4,323	(8)	1,436,663
	1/2/2025	459	(6)	152,539
	1/2/2025				3,625	(9)	1,204,696
George N. Hines	1/3/2022	601	(4)	199,730
	2/2/2023	362	(4)	120,303
	2/2/2023	6,728	(7)	2,235,916
	1/2/2024	564	(5)	187,434
	1/2/2024				6,647	(8)	2,208,998
	1/2/2025	695	(6)	230,969
	1/2/2025				5,489	(9)	1,824,159
Adam A. Chamberlain	1/2/2025	363	(6)	120,636
	1/2/2025				2,864	(9)	951,793

(1)	All shares are related to RSUs subject to time-vesting restrictions.
(2)	Assumes a stock price of $332.33, the closing price of our common stock on December 31, 2025.
(3)	All shares are related to RSUs subject to performance-vesting restrictions.
(4)	Vests 100% on January 1, 2026.
(5)	Vests 50% on January 1, 2026 and 50% on January 1, 2027.
(6)	Vests 33% on January 1, 2026 and 2027 and 34% on January 1, 2028.
(7)
PSUs were earned following the completion of their performance period on December 31, 2025 based on (i) our relative revenue growth (ii) an operating margin governor and (iii) a relative
TSR modifier. The Compensation Committee certified and approved attainment at 210% of target in January of 2026, at which points these shared vested and settled.

(8)
PSUs are earned following the completion of their performance period on December 31, 2026, subject to (i) our relative revenue growth rank (ii) our EPS growth ranking and (iii) a relative
TSR modifier. The number of shares and the value for the PSUs reflects payout at maximum because our performance under the metrics mentioned in the prior sentence for the first two years of the three-year performance period exceeded target levels.

(9)
PSUs are earned following the completion of their performance period on December 31, 2027, subject to (i) our relative revenue growth rank (ii) our EPS growth ranking and (iii) a relative
TSR modifier. The number of shares and the value for the PSUs reflects payout at maximum because our performance under the metrics mentioned in the prior sentence for the first year of the three-year performance period exceeded target levels.

Lithia Motors, Inc. 2026 Proxy Statement	06: Compensation Tables	56
Stock Vested for 2025
The following table summarizes shares acquired on vesting of stock unit awards during 2025 for each NEO:

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Bryan B. DeBoer	25,995	9,291,393
Tina H. Miller	3,326	1,188,812
David G. Stork	1,145	409,257
Gary M. Glandon	648	231,615
George N. Hines	1,894	676,972
Adam A. Chamberlain	608	217,317
(1) Equals the value of the shares acquired based on the closing price of our common stock on the vesting date.
Non-Qualified Deferred Compensation
The table below reflects the contributions, earnings, withdrawals and distributions during 2025 and the account balances as of
December 31, 2025 for each NEO under our Executive Management Non-Qualified Deferred Compensation and SERP. Mr. Glandon
did not participate in our Executive Management Non-Qualified Deferred Compensation and SERP and therefore has no balance in the plan.

Name	Executive Contributions in Last FY(1)	Registrant Contributions in Last FY(2)	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(3)
Bryan B. DeBoer	$634,650	$—	$569,504	$—	$10,770,822
Tina H. Miller	$—	$70,000	$41,430	$—	$781,988
David G. Stork	$—	$—	$363	$—	$6,789
Gary M. Glandon	$—	$—	$—	$—	$—
George N. Hines	$—	$50,000	$18,991	$—	$360,015
Adam A. Chamberlain	$—	$75,000	$(184,306)(4)	$—	$52,644

(1)	The executive contribution amount in this column is included in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above.
(2)	The registrant contribution amounts in this column are included in the All Other Compensation columns of the Summary Compensation Table above.
(3)
The following amounts included in this column for the Executive Management Non-Qualified Deferred Compensation and SERP were reported in the Summary
Compensation Table as compensation for a prior fiscal year: Mr. DeBoer, $8,097,175; Ms. Miller, $582,472; Mr. Stork: $13; Mr. Hines, $253,681; Mr. Chamberlain,
$150,097.

(4)	Includes $191,920 in unvested funds forfeited upon Mr. Chamberlain's resignation which was effective on June 1, 2025.
Our Executive Management Non-Qualified Deferred Compensation and SERP permits us to contribute awards for participants that will have deferred payout. Under this plan, senior executives may defer receipt of portions of their compensation (up to 50% of base salary, and 100% of variable compensation) in any given year, with all deferred amounts earning interest at an annual rate set by the
Compensation Committee. For 2025, the annual interest rate was 5.5%, with monthly compounding.

Lithia Motors, Inc. 2026 Proxy Statement	06: Compensation Tables	57
Potential Payments Upon Termination or Change in Control
Potential Payments Upon Termination of Employment
In certain circumstances, it is appropriate to provide post-termination benefits. The specific situations in which our executive officers are eligible for post-termination benefits are discussed in more detail below, but in summary:
•We offer traditional severance for our NEOs upon a “double trigger”, namely upon a qualifying involuntary termination following a change in control. These double trigger benefits limit cash severance to 2x the executive’s base salary and bonus, and offer acceleration of outstanding equity.
•We are required to submit these double-trigger severance benefits to shareholders for a non-binding vote prior to payment (as part of a so-called “Say on Golden Parachute” vote). We do not offer equity acceleration apart from a termination in connection with a change in control and such a vote.
•From time-to-time and on a limited case-by-case basis, we have entered into separation arrangements with terminated NEOs that include benefits like consulting fees and/or continued equity vesting as may be necessary to secure a release and compliance with post-termination restrictive covenants.
•The only other post-termination benefits contemplated by our compensation plans are not related to severance, are not overly rich, do not include equity acceleration, and are paid only in connection with an executive’s death, disability (which are akin and substitutes for life insurance or long-term disability benefits, and modest in amount) or a qualified retirement. These additional arrangements are limited to providing continued vesting of equity (i.e., annual vesting, subject to performance for
PSUs, and subject to compliance with service and/or restrictive covenant requirements) and continued vesting of SERP contributions, except that SERP contributions also vest upon a death or disability. Our SERP is a cash program where the value of contributions accrue interest at a reasonable rate determined annually by our Compensation Committee and is not connected to the valuation of our stock price.
•Besides the required “say on golden parachute” vote, shareholders have the opportunity to annually express their opinion of our executive compensation programs, including these post-termination payments, in our annual “say-on-pay” vote and through our regular shareholder engagement process.
Benefits payable to NEOs upon death, disability or retirement
For all RSUs and PSUs granted to NEOs in 2025, if the NEO becomes disabled one year or more after an award is granted, that award will continue to vest after such disability. Prior to 2025, awards were eligible for such continued vesting on a disability immediately at grant, but our PSUs only vested on a pro-rated basis in such circumstances. For all RSUs and PSUs granted to
NEOs, if death occurs one year or more from grant or qualified retirement occurs, the equity awards continue to vest in accordance with their terms except that, prior to our 2025 awards, continued vesting on an NEOs death for PSUs was only available on a pro-
rated basis. The criteria for a qualified retirement differs for individual executives and award years but requires, at a minimum, that an individual’s combined age and service must equal at least 65. To continue retirement vesting in any awards, eligible executives must continue to comply with post-retirement assistance requirements and covenants. Lithia believes that this retirement vesting feature is appropriate and motivating because it provides protection to long-tenured NEOs considering the vesting and performance period and is a prevalent practice among other companies within the Peer Group. Further, PSUs provide no value to the extent
NEOs violate their post-retirement covenants. As of December 31, 2025, only Mr. Glandon (with respect to his PSUs only) and Mr.
DeBoer satisfied such requirements.
For all SERP contributions granted to NEOs in 2025, if the NEO becomes disabled or passes away while employed by us, the contribution becomes 100% vested. If qualified retirement occurs, the contributions will continue to vest in accordance with their terms. For this purpose, a qualified retirement means a NEO voluntarily terminates employment and is at least 55 years of age and has completed 10 years of service at the time of such termination and as of December 31, 2025, only Mr. DeBoer, who is already fully vested in his SERP benefit, satisfied such requirements.

Lithia Motors, Inc. 2026 Proxy Statement	06: Compensation Tables	58
The following table sets forth the estimated benefits that would have been payable to our NEOs who were in office at the end of the year under their equity awards and Non-Qualified Deferred Compensation and SERP if each NEOs employment had been terminated on December 31, 2025 because of death, disability or retirement, and the price per share of our common stock is the closing market price on December 31, 2025 (i.e., $332.33) and all performance-based equity awards vest at target.

Name	Death	Disability	Retirement
Bryan B. DeBoer	$24,242,809	$24,242,809	$27,247,072
Tina H. Miller	$4,098,958	$4,098,958	$—
David G. Stork	$1,272,492	$1,272,492	$—
Gary M. Glandon	$1,171,796	$1,171,796	$980,374
George N. Hines	$2,131,897	$2,131,897	$—
Includes all outstanding and unvested equity awards that would continue to vest.
Potential Payments Upon Change in Control
Change in Control and Severance Agreements
Lithia believes our executives should be appropriately compensated if the completion of a change in control transaction results in a loss of their job, and that providing severance payments, accelerating the vesting of RSUs and certain other limited payments mitigate executives’ potential personal concerns and appropriately align their interests with those of our shareholders in the context of a potential change in control transaction. Each of our CEO, Executive Vice Presidents, Senior Vice Presidents and Vice
Presidents has a change in control agreement with the Company.
If we are facing a potential change in control transaction and the proposed transaction would likely negatively affect one or more of our senior executives, we believe it is risky to assume that those senior executives will work against their financial interest, even if the proposed transaction would be in the best interest of our shareholders. We believe that, in such case, our executives should not be motivated by financial self-interest but rather should be appropriately compensated if the completion of the transaction results in a loss of their job. Accordingly, we believe that providing “double-trigger” severance payments, accelerating the vesting of RSUs and certain other limited payments are an appropriate means of achieving alignment between the interests of our senior executives and our shareholders in the context of a potential transaction that would result in a change in control.
Change in Control Agreements
We are party to double-trigger Change in Control Agreements with our NEOs. Under those agreements, if, after a change in control, the executive is terminated without cause or resigns for good reason, each as defined below, we will pay the executive:

Employee	Title	Salary	Bonus	Time-Vesting RSUs	Performance-Vesting RSUs
Bryan B. DeBoer	President and Chief Executive Officer	24 months	2 years	Accelerated vesting	Accelerated vesting at target
Tina H. Miller	Senior Vice President and Chief Financial Officer	24 months	2 years	Accelerated vesting	Accelerated vesting at target
David G. Stork	Senior Vice President, Chief Administrative Officer	24 months	2 years	Accelerated vesting	Accelerated vesting at target
Gary M. Glandon	Former Senior Vice President, Chief People Officer	24 months	2 years	Accelerated vesting	Accelerated vesting at target
George N. Hines	Former Senior Vice President, Chief Innovation & Technology Officer	24 months	2 years	Accelerated vesting	Accelerated vesting at target

Lithia Motors, Inc. 2026 Proxy Statement	06: Compensation Tables	59
In addition, in such circumstances, our executives would also be eligible to receive continuing long-term care insurance premiums for
24 months after the separation date; and continuing health insurance benefits until the earlier of (a) 18 months after the separation date, (b) the full COBRA period required by law or (c) when the executive becomes eligible for employer-sponsored health insurance from a subsequent employer.
The Change in Control Agreements also contain non-solicitation, non-competition and non-disparagement provisions, but (i) those provisions are dependent on the executive electing to receive the change in control benefits identified above and (ii) the Company’s remedy if the executive violates the non-competition provisions is limited to causing the executive to forfeit profit sharing or other bonus compensation that has not yet been paid to the executive.
If applicable, the non-solicitation and non-competition provisions are effective for two years following the date of the executive’s separation from service with us. If applicable, the non-disparagement provision is effective for three years from that date. The
Change in Control Agreements also contain provisions regarding non-disclosure (for three years from the date of the executive’s separation from service) and assignment of interest in all creative works that are not dependent on the executive receiving any change in control benefits under the agreement.
Under the Change in Control Agreements:
A “Change in Control” occurs if: (A) the Company merges or consolidates with another entity and, as a result, less than 50% of the combined voting power of the resulting entity immediately after the merger or consolidation is held by persons who were the holders of the Company’s voting securities immediately before the merger or consolidation; (B) any person, entity, or group of persons or entities, other than through merger or consolidation, acquires 50% or more of the total fair market value or total voting power of the
Company’s outstanding stock (excluding such a change through the transfer of the Company’s outstanding stock or interests in Lithia
Holding to the Sidney B. DeBoer Trust or the election of Bryan DeBoer or the Sidney B. DeBoer Family Trust as the manager of
Lithia Holding) or acquires substantially all of the Company’s assets; (C) any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 50% or more of the total voting power of the stock of the Company
(excluding such a change through the transfer of the Company’s outstanding stock or interests in Lithia Holding to the Sidney B.
DeBoer Trust or the election of the Sidney B. DeBoer Family Trust as the manager of Lithia Holding); or (D) a majority of the members of the Company’s Board of Directors are removed from office by a vote of the Company’s shareholders over the recommendation of our Board or replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board of Directors before the date of the appointment or election;
“Cause” for termination of employment means any one or more of the following: (A) willful misfeasance, gross negligence or conduct involving dishonesty in the performance of the executive’s duties, as determined by our Board of Directors; (B) conviction of a crime in connection with the executive’s duties or any felony; (C) conduct significantly harmful to the Company, as reasonably determined by our Board of Directors, including but not limited to intentional violation of law or of any significant policy or procedure of the
Company; (D) refusal or failure to act in accordance with a stipulation, requirement or directive of our Board of Directors (provided such directive is lawful); or (E) failure to faithfully or diligently perform any of the duties of the executive’s employment which are specified in the Change in Control Agreement, articulated by our Board of Directors, or are usual and customary duties of the executive’s employment if the executive has not corrected the problem or formulated a plan for its correction with our Board (if such failure is not susceptible to immediate correction) within 30 days after notice to the executive; and
“Good Reason” for an executive’s resignation means (A) any one or more of the following occurs without the executive’s consent: (1)
a material diminution of the executive’s base compensation (unless consistent with an across- the-board pay reduction for all senior management and not in excess of 20%); (2) a material change in the geographic location at which the executive must perform services for the Company; (3) a material diminution in the executive’s authority, duties or responsibilities, or (4) any action or inaction by the Company that constitutes a material breach of the Change in Control Agreement; (B) the executive provides notice to the
Company of the existence of the condition within 90 days of the initial existence of the condition; (C) the Company has 30 days following receipt of such notice to remedy the condition and fails to do so; and (D) the executive resigns within twelve months of such event occurring. For purposes of clause (A)(3) of the previous sentence, whether a material diminution in the executive’s authority has occurred shall be determined in part by comparing the authority and positions of the persons to whom the executive directly reports immediately prior to the Change in Control or the announcement of the Change in Control with the authority and positions of the persons to whom the executive directly reports immediately after the claimed diminution in the executive’s authority. For

Lithia Motors, Inc. 2026 Proxy Statement	06: Compensation Tables	60
example, if the executive was the CEO of the Company before the Company was acquired by a competing business, a material diminution in the CEO’s authority would include, but not be limited to, the CEO not serving as the CEO of the consolidated competing business after its acquisition of the Company.
Notwithstanding the provision for change in control benefits in the Change in Control Agreements, each Change in Control
Agreement contains a provision stating that if any benefit payable by us to the executive, including, without limitation, the change in control benefits specified in the agreement, would constitute an “excess parachute payment” as defined in Section 280G of the
Internal Revenue Code, those benefits shall be reduced to the largest amount that will result in no portion of the benefits being subject to the excise tax imposed by Section 4999 of the Internal Revenue Code. While the executive may select which particular benefits will be reduced to comply with this provision, the determination of the amount of reduction in the benefits required is made by mutual agreement of us and the executive and, if no agreement is possible, by our independent registered public accountants.
Non-Qualified Deferred Compensation and SERP Plan
Under our Executive Management Non-Qualified Deferred Compensation and SERP Plan, discretionary benefits contributed to a participant’s account by us fully vest upon a change in control, as defined under Code Section 409A or Treasury Regulations issued thereunder, even if the NEO’s employment is not terminated. Vested discretionary benefits are paid to a participant in an annual installment method over ten years.
Other Termination Payments
In connection with his resignation that was effective June 1, 2025, the Compensation Committee permitted Mr. Chamberlain to continue to vest in a portion of his 2025 long-term incentive grants in exchange for Mr. Chamberlain's abiding by certain restrictive covenants, including non-competition, non-solicitation, and non-disparagement covenants. As a result, the target number of shares under Mr. Chamberlain's 2025 PSUs was reduced from 4,352 shares to 1,088 shares and Mr. Chamberlain's 2025 RSUs were reduced from 1,451 shares to 363 shares. Apart from these reduced equity awards, Mr. Chamberlain forfeited all unvested equity as of his resignation date and did not receive any other termination related payments.
Quantitative Disclosure of Payments Upon Termination or Change in Control
The following table provides quantitative disclosure of estimated payouts to our continuing NEOs assuming a change in control and associated triggering events occurred under the Change in Control Agreements on December 31, 2025, and the price per share of our common stock is the closing market price of $332.33 on December 31, 2025. The amounts listed in the table below are in addition to benefits generally available to our employees upon termination of employment, such as distributions from the 401(k) plan and accrued vacation.

Name	Current Annual Salary	Severance Payments(1)	Severance Related Benefits(2)	Value of Stock Awards That Would Vest(3)	Value of Long- Term Incentive Benefits that Would Vest(4)	Additional Payment under Cash Incentive Plan for 2025(5)	Total
Bryan B. DeBoer	$1,300,000	$2,600,000	$20,356	$36,887,965	$—	$6,318,000	$45,826,321
Tina H. Miller	$750,000	$1,500,000	$15,187	$6,496,387	$141,209	$2,106,000	$10,258,783
David G. Stork	$500,000	$1,000,000	$32,661	$1,989,660	$—	$1,036,800	$4,059,121
Gary M. Glandon	$300,000	$600,000	$24,104	$1,963,738	$—	$1,296,000	$3,883,842
George N. Hines	$640,000	$1,280,000	$24,104	$3,324,962	$111,040	$1,425,600	$6,165,706

(1)	Payable in 24 monthly installments.
(2)	Based on current cost of providing 18 months (the full COBRA period) of COBRA benefits for our NEOs.
(3)	Payable by delivery of shares of Lithia stock immediately following a change in control.
(4)
Payable in equal annual installments over 10 years. The value of the long-term incentive is based on the unvested value of those benefits, calculated as of
December 31, 2025 and would be payable even if the NEO’s employment was not terminated.

(5)	Payable in a lump sum immediately following a change in control. Amounts are in addition to amounts reported in the Summary Compensation Table under "Non-equity Incentive Plan.”

Lithia Motors, Inc. 2026 Proxy Statement	06: Compensation Tables	61
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-
K, Lithia provides information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO.
We identified the median of the annual total compensation of all our employees using gross earnings for 2025, including any equity vesting in the year, for each individual, employed by us as of December 31, 2025, excluding the CEO. Gross earnings for employees in the United Kingdom and Canada were also converted to USD based on the average daily exchange rate for the year.
In determining the identity of our median employee, we excluded approximately 1,075 employees of 17 acquisitions in 2025, namely:
Stohlman Subaru, Elk Grove Subaru, Mercedes-Benz of Collierville & Jackson, Milton Keynes Hyundai, Renault Manchester,
Warrington Hyundai, Napleton Palm Beach Hyundai Genesis & Acura, Hatfields JLRs, Evans Halshaw BYD Rotherham, Evans
Halshaw BYD Chesterfield, Stivers Decatur Subaru, Orange County Hyundais, Beverly Hills Porsche & Santa Monica Audi
Fines Ford, BYD Wolverhampton Open Point, BYD Mansfield,and Ford Middlesbrough.
After identifying the median employee, we calculated annual total compensation for such employee using the same methodology we use for our CEO's compensation. As a result, for 2025:
•the annual total compensation of the employee identified at median of our company (other than the CEO), was $58,390.
•the annual total compensation of the CEO was $15,895,468;
Based on this information, for 2025, the ratio of the annual total compensation of Bryan DeBoer, our Chief Executive Officer, to the
median of the annual total compensation of all employees was estimated to be 272 to 1.

Lithia Motors, Inc. 2026 Proxy Statement	06: Compensation Tables	62
Pay Versus Performance
As discussed in our Compensation Discussion and Analysis section, our executive compensation program is designed to reflect a strong focus on pay-for-performance to drive superior financial results and value creation and strongly align our executives’ interests with those of our shareholders. The following table sets forth compensation information of our Principal Executive Officer (PEO) and our non-PEO named executive officers (NEOs) along with total shareholder return, net income and revenue performance results, for our fiscal years ending in 2021, 2022, 2023, 2024, and 2025, in accordance with Item 402(v) of Regulation S-K.
Pay Versus Performance Table

					Value of Initial Fixed $100 Investment Based On:
	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO (1)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (1) (2)	Company Total Shareholder Return	Peer Group Total Shareholder Return (3)	Net Income (millions)	Revenue (millions)
2025	$15,895,468	$22,817,359	$2,612,837	$2,227,492	$117.15	$146.89	$825.9	$37,634.9
2024	$16,795,702	$20,673,914	$4,550,369	$5,310,903	$125.10	$166.99	$802.0	$36,188.2
2023	$19,235,990	$29,392,849	$4,715,979	$6,355,137	$114.46	$153.08	$1,000.8	$31,042.3
2022	$11,125,717	$3,939,506	$2,805,572	$1,740,328	$70.64	$112.90	$1,251.0	$28,187.8
2021	$10,532,359	$14,008,918	$2,323,172	$2,821,850	$101.84	$148.69	$1,060.1	$22,831.7
(1)    In accordance with the requirements of Item 402(v) of Regulation S-K, 2025 “compensation actually paid” (CAP) to our PEO and average CAP for our non-PEO NEOs was calculated by making the following adjustments to the total compensation reported in the Summary Compensation
Table, above. The equity award related adjustments described below reflect the fair value (or change in fair value) for performance- and time-
vesting RSUs, computed in accordance with FASB ASC Topic 718 on the relevant dates.
PEO and Average Non-PEO Compensation Actually Paid Reconciliation
The following represents amounts for our CEO and the averages of the indicated amounts for our non-PEO named executive officers.

	PEO	NEO Avg.
Summary Compensation Table (SCT) Total	$15,895,468	$2,612,837
Amounts reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the SCT	($6,256)	($343)
Amounts Reported under the “Stock Awards” Column of the SCT	($10,736,203)	($1,308,622)
Amounts Reported under the “Option Awards” Column of the SCT	$0	$0
Total Deductions from SCT	($10,742,459)	($1,308,965)
“Service Cost” for Pension Plans	$0	$0
“Prior Service Cost” for Pension Plans	$0	$0
Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	$9,637,626	$885,557
Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	$8,026,573	$567,813
Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	$0	$0
Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	$151	$9
Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	$0	($529,759)
Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	$0	$0
All Other Adjustments	$17,664,350	$923,620
Compensation Actually Paid SCT Total less Total Deduction from SCT plus (minus) All Other Adjustments	$22,817,359	$2,227,492

Lithia Motors, Inc. 2026 Proxy Statement	06: Compensation Tables	63
(2)  The non-PEO named executive officers included for purposes of determining the average compensation for our named executive officers each year, is as follows:

Year	NEOs:
2025	Tina H. Miller, David G. Stork, Gary M. Glandon, George N. Hines, Adam A. Chamberlain.
2024	Tina H. Miller, Adam A. Chamberlain, Christopher S. Holzshu, George N. Hines
2021 - 2023	Tina H. Miller, Christopher S. Holzshu, Scott A. Hillier, George N. Hines
(3)  Peer group TSR is calculated using the Auto Peers reflected in our Stock Performance Graph in the 2025 Annual Report on Form 10-K, which is the same peer group used for calculating peer group TSR in our last-filed pay versus performance table. For each year indicated, those Auto
Peers consisted of Penske Automotive Group, AutoNation, Sonic Automotive, Group 1 Automotive, Asbury Automotive Group, and CarMax.

Performance Measures
Table of Performance Measures
This table presents the performance measures the Compensation
Committee considers to have been the most important in its
executive compensation program linking pay to performance for
2025, with revenue serving as the single most important financial metric. The role of each of these performance measures on our
NEOs’ compensation is discussed in the Compensation Discussion and Analysis section.

Revenue (financial)
Earnings Per Share (financial)
Total Shareholder Return (financial)
Net Income (financial)
Corporate Responsibility and Strategic (non-financial)

Description of Relationships Between Company and Peer Group TSR, and Between Compensation
Actually Paid and Specified Performance Measures
The graphs below reflects the relationship between (i) our TSR and our peer group’s TSR, and (ii) the PEO and average Non-PEO
NEO compensation actually paid (CAP) and our TSR, net income, and revenue, respectively. For the purpose of the below charts, all data is calculated as described in the footnotes of the above Pay Versus Performance table.

CAP vs. Net Income
CAP (millions)
$35
$30
$25
$20
$15
$10
$5
$0
Net Income (millions)
$1,500
$1,250
$1,000
$750
$500
$250
$0
$1,060
$1,251
$1,001
$802
$826
$14.01
$2.82
$3.94
$1.74
$29.39
$6.36
$20.67
$5.31
$22.82
$2.23
2021
2022
2023
2024
2025
CEO CAP (millions)
Avg. Non-PEO NEO CAP (millions)
Net Income (millions)

CAP vs. Revenue
$22,832
$28,188
$31,042
$36,188
$37,635
$14.01
$3.94
$29.39
$20.67
$22.82
$2.82
$1.74
$6.36
$5.31
$2.23
$35
$30
$25
$20
$15
$10
$5
$0
CAP (millions)
$40,000
$30,000
$20,000
$10,000
$0
Revenue (millions)
2021
2022
2023
2024
2025
CEO CAP (millions)
Avg. Non-PEO NEO CAP (millions)
Revenue (millions)

*Consistent with the above Pay Versus Performance table, peer group TSR is calculated using the
Auto Peers reflected in our Stock Performance Graph in the 2025 Annual Report on Form 10-K.
For each year indicated, those Auto Peers consisted of Penske Automotive Group, AutoNation,
Sonic Automotive, Group 1 Automotive, Asbury Automotive Group, and CarMax.

Lithia Motors, Inc. 2026 Proxy Statement	07: Proposal No. 1	64
07
PROPOSAL NO. 1
Election of Directors
Our Board has nominated each of the following persons for election as a director:

Nominee Name	Age	Has Been a Director Since/(During)*	Independent
Sidney B. DeBoer	82	1996	No
Bryan B. DeBoer	59	2008	No
Priya C. Huskins	53	Nominee	Yes
Richard J. Bailey Jr.	55	2025	Yes
James E. Lentz	70	2022	Yes
Stacy C. Loretz-Congdon	66	2023	Yes
Shauna F. McIntyre	54	2019	Yes
Cassandra M. McKinney	65	2024	Yes
Louis P. Miramontes	71	2018	Yes
Heidi L. O’Neill	61	2025	Yes
*Director service since the company's initial public offering.
Term
If elected, each nominee will hold office until the next annual meeting or until his or her successor is elected and qualified. Ms.
Huskins has been nominated as a new nominee. If elected, her term will begin on April 30, 2026.
Election by Majority Vote
To be elected, the number of votes cast “for” a director’s election must exceed the number of votes cast “against” that director. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, if any nominee should become unable or unwilling to serve, proxies may be voted for another person nominated by our Board of Directors.
Biographical Information on our Nominees
Our Board believes that the combination of the qualifications, skills and experiences of the nominees will contribute to an effective and well-functioning Board. Our Board and the Nominating and Governance Committee believe that individually, and as a group, the nominees possess the necessary qualifications to provide for future oversight of our business consistent with their fiduciary duties to shareholders. Included in each director nominee’s biography, above, is a description of the experience, skills, tenure and attributes of each nominee.
Our Board of Directors unanimously recommends a vote FOR each of the nominees named above.

Lithia Motors, Inc. 2026 Proxy Statement	08: Proposal No. 2	65
08
PROPOSAL NO. 2
Advisory vote to approve the compensation of our named
executive officers
We are asking shareholders to approve the following advisory resolution to approve the compensation of our named executive officers reported in this proxy statement:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and related tables, notes and narrative discussion in the Proxy Statement for the
Company’s 2026 Annual Meeting of Shareholders, is approved.
The advisory vote, which is required by Section 14A of the Exchange Act, is a vote to approve or disapprove the overall compensation package of our executive officers and not any one specific element of the compensation package or on the compensation received by any one person. The advisory vote is non-binding. However, the Compensation Committee and Board will review and consider the results of the advisory vote when making future decisions about executive compensation. Because we typically determine annual compensation before the advisory vote on the prior year’s compensation is cast, however, if we determine to make a change in our practices based on shareholder feedback, there may be a delay in implementing those changes.
We urge shareholders to read the detailed information about our compensation philosophy and objectives included in the
Compensation Discussion and Analysis ("CD&A"), above, which provides context for the Summary Compensation Table and related information. As discussed in the CD&A, we believe our compensation programs align the interests of our executives and our shareholders, help us attract and retain experienced executive talent, and focus our executives on performance and achievement of our short-, mid- and long-term strategic goals and objectives. We believe the overall compensation paid in 2025 was appropriate, particularly considering our financial results in 2025.
Our Board has adopted a policy providing for an annual say-on-pay vote until the next required shareholder vote on the frequency of such votes.
Vote Required
The votes that shareholders cast "for” must exceed the votes that shareholders cast "against” to approve, on an advisory basis, the compensation of our named executive officers.
Our Board of Directors unanimously recommends a vote FOR the advisory resolution to approve the compensation of our named executive officers.

Lithia Motors, Inc. 2026 Proxy Statement	09: Proposal No. 3	66
09
PROPOSAL NO. 3
Ratify the appointment of KPMG LLP as our Independent Registered
Public Accounting Firm for the Year Ending December 31, 2026
We Engaged KPMG After a Rigorous Review Process
The Audit Committee of our Board has appointed KPMG LLP, independent registered public accountants, as auditor for the year ending December 31, 2026. As the Company’s independent auditor, KPMG is responsible to audit, and express an opinion on, our financial statements and our internal control over financial reporting and to discuss with our Audit Committee certain required matters and other matters deemed appropriate.
KPMG has served as the Company’s independent registered public accounting firm continuously since 1993. Before reappointing
KPMG as the Company’s independent auditor for 2026, the Audit Committee carefully considered KPMG’s qualifications as an independent registered public accounting firm. This included a review of KPMG’s performance in prior years, its knowledge of the
Company and its operations as well as its reputation for integrity and competency in the fields of accounting and auditing.
The Audit Committee believes that retaining KPMG again in 2026 is in the best interests of the Company and its shareholders, and therefore the Audit Committee requests that shareholders ratify the appointment. If the appointment of the independent registered public accounting firm is not ratified by shareholder vote, the Audit Committee may appoint another independent registered public accounting firm or may decide to maintain its appointment of KPMG. A representative of KPMG is expected to be present at the
Annual Meeting. The representative will be given the opportunity to make a statement on behalf of his or her firm if such representative desires, and will be available to respond to appropriate shareholder questions. KPMG served as the Company’s independent accountants for the year ended December 31, 2025, and reported on the Company’s consolidated financial statements for that fiscal year.
The Audit Committee believes that, if handled properly, there are numerous benefits of a long-term independent auditor relationship, including:
Higher Audit Quality: Through 33 years of experience with the Company KPMG has gained institutional knowledge of and deep expertise regarding our operations and primary business segments, accounting policies and practices and internal controls over financial reporting;
Efficient Fee Structure: KPMG’s aggregate fees are competitive with peer companies because of KPMG’s familiarity with the
Company and industry expertise; and
Avoidance of Disruption: Onboarding a new independent auditor requires a significant time and cost commitment that could distract from management’s and the Audit Committee’s focus on financial reporting and internal controls.
The Company and the Audit Committee are also aware that a long-tenured auditor may be believed by some to pose an independence risk. To address these concerns, there are safeguards for auditor independence, including:
Audit Committee Oversight: The Audit Committee’s oversight includes regular private sessions with KPMG, discussions with KPMG regarding the scope of its audit, an annual evaluation when determining whether to engage KPMG, and direct involvement by the
Audit Committee and its Chair in the periodic transition to a new lead engagement partner in connection with the mandatory five-year rotation of that position;
Limits on Non-Audit Services: The Audit Committee pre-approves audit and permissible non-audit services to be performed by
KPMG in accordance with its pre-approval policy; and
Regulatory Framework: Because KPMG is an independent registered public accounting firm, it is subject to PCAOB inspections, peer reviews and PCAOB and SEC oversight.

Lithia Motors, Inc. 2026 Proxy Statement	09: Proposal No. 3	67
Fees Paid to KPMG LLP Related to Fiscal Years 2025 and 2024

	2025	2024
Audit fees for 2025 and 2024 consist of fees for professional services rendered for the annual audit of our consolidated financial statements and internal control over financial reporting, reviews of our interim consolidated financial statements included in quarterly reports, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements, including relating to the SEC. Audit fees increased year-
over-year primarily due to an increase in services connected to regulatory filings and acquisition activity.

Audit Fees	$4,930,000	$4,484,673
Audit-Related Fees	$200,850	$206,000
Tax Fees	$0	$0
All Other Fees	$1,780	$1,780
	$5,132,630	$4,692,453
Audit-related fees for 2025 and 2024 cover agreed upon procedures associated with asset-backed securities offerings during the year.
All other fees were related to software licensing fees during the years presented.
Pre-Approval Policies
Except as permitted under federal law and SEC rules, all audit and non-audit services performed by KPMG, and all audit services performed by other independent registered public accounting firms, must be pre-approved by the Audit Committee. The Audit
Committee has delegated authority to its Chair to pre-approve permitted services in between regular meetings, with such actions to be ratified at the next Audit Committee meeting. All projects reflected in the foregoing table were pre-approved by the Audit
Committee. KPMG may not perform for us any prohibited services as defined by the Sarbanes-Oxley Act of 2002 including any bookkeeping or related services, information systems consulting, internal audit outsourcing, legal services and management or human resources functions. Non-audit services and fees are evaluated by the Audit Committee in assessing the auditor’s independence.
Vote Required
The votes that shareholders cast "for” must exceed the votes that shareholders cast "against” on this matter to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026.
Our Board of Directors unanimously recommends that the shareholders vote FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026.
Audit Committee Report
The Audit Committee reports to the Board and is responsible for assisting the Board in fulfilling its oversight responsibilities relating to: (a) the preparation and integrity of the Company’s financial statements; (b) the engagement of the independent registered public accounting firm, the annual evaluation of their performance, qualifications and independence, and negotiation of fees; (c) the implementation and evaluation of the Company’s internal accounting and financial controls, procedures and policies; and (d) the compliance with certain legal and regulatory requirements, including programs and policies established by management or our
Board. The Audit Committee is composed solely of independent directors. The Audit Committee regularly reviews financial information contained in the Company’s quarterly earnings releases, and reviews the appropriateness of non-GAAP financial measures disclosed by the Company. The current Audit Committee charter is available on our website at investors.lithiadriveway.com

Lithia Motors, Inc. 2026 Proxy Statement	09: Proposal No. 3	68
In discharging our responsibilities, we have met with the Company’s management and its independent registered public accounting firm, KPMG LLP, to review the Company’s accounting functions and the audit process. We have also met regularly with the
Company’s Director, Internal Audit, to review the nature and extent of the Company’s internal controls, the review procedures performed by internal audit regarding such controls and the frequency and results of such reviews. In each case, we discussed the consideration of geographic expansion, increased virtual work environments and the potential impact on internal controls.
Selection of KPMG as our Auditor
The Audit Committee selects, oversees and evaluates the performance of the independent auditor. In selecting KPMG as our independent auditor, the Audit Committee considered that KPMG has been our auditor for 33 years, the firm's global reach and auto retail industry expertise. The Audit Committee also utilized the Center for Audit Quality’s External Auditor Assessment Tool to assist in evaluating KPMG as our independent auditor. This tool is used annually by the Audit Committee.
Consistent with requirements, the audit partner and concurring review partner rotate at least every five years. A new lead partner rotated on in 2023. The Audit Committee approves the firm's final selection of the new lead engagement partner.
Audit Committee Actions
We hereby report that the Audit Committee has:
1.Reviewed and discussed with management and the Company’s independent registered public accounting firm,
KPMG LLP, together and separately, the Company’s audited consolidated financial statements contained in the Company’s
Annual Report on Form 10-K for the 2025 fiscal year;
2.Discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company
Accounting Oversight Board and the SEC; and
3.Received from KPMG the written disclosures and the letter required by applicable requirements of the Public
Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence, and discussed with KPMG its independence and any relationships that may impact their objectivity and independence.
We also discussed and reviewed the results of the independent registered public accounting firm’s audit of the Company’s financial statements, the quality and adequacy of the Company’s internal control over financial reporting, and issues relating to auditor independence. In addition, we discussed and reviewed the identification of the critical audit matter with management and with
KPMG throughout the year.
Based on our review and discussions with the Company’s management and independent registered public accountants, we recommended to our Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.
Submitted by:
Louis P. Miramontes (Chair)
James E. Lentz
Stacy C. Loretz-Congdon
Cassandra M. McKinney
Richard J. Bailey Jr.
Heidi L. O'Neill

Lithia Motors, Inc. 2026 Proxy Statement	10: Proposal No. 4	69

PROPOSAL NO. 4
Shareholder Proposal Requesting that Our Board of Directors Appoint an
Independent Board Chair
We have been advised by John Chevedden, 2215 Nelson Ave., No. 205, Redondo Beach, California 90278, owner of at least 10 shares of common stock, that he intends to present the following shareholder proposal at the Annual Meeting. For the proposal to be voted on at the Annual Meeting, the proponent or a qualified representative of the proponent must attend the meeting and present the proposal. The Company and the Board disclaim any responsibility for the content of the proposal and the statement in support of the proposal, which are presented in the form received from the proponent.
STATEMENT OF PROPOSING SHAREHOLDER:
Proposal 4 - Independent Board Chairman
Shareholders request that the Board of Directors adopt an enduring policy, and amend the governing documents as necessary in order that 2 separate people hold the office of the Chairman and the office of the CEO as soon as possible.
The Chairman of the Board shall be an Independent Director. A Lead Director shall not be a substitute for an independent Board
Chairman.
The Board shall have the discretion to select an interim Chairman of the Board, who is not an Independent Director, to serve while the Board is required to seek an Independent Chairman of the Board on an accelerated basis. This policy could be phased in when there is a contract renewal for our current CEO or for the next CEO transition although it is better to adopt it now.
An independent Board Chairman at all times improves corporate governance by bringing impartiality, objective oversight, and external expertise to board decisions, mitigating conflicts of interest, enhancing transparency, and boosting shareholder confidence.
This detached perspective allows the chairman to focus on shareholder interests, strengthen management accountability, and provide critical checks and balances, ultimately contributing to long-term sustainability and credibility.
Now could be a ripe time for a change since Lithia Motors stock was at $418 in 2021 and at only $310 late in 2025 despite a robust stock market.
A wrongful death lawsuit was filed against a Texas Lithia dealership following a fatal car crash during a customer's test drive. The salesperson who accompanied the customer on the test drive was allegedly drunk, testing positive for alcohol and possibly cocaine after the crash. The customer was reportedly driving the Dodge Challenger at 120 mph when the Challenger struck another car, killing a woman.
Financial analysts revised their revenue and earnings per share estimates for Lithia downwards for 2025.
Analysts have noted a trend of contracting gross profit per vehicle (GPU). New vehicle GPUs declined sequentially in Q3 2025.
An October 23, 2025 article said that despite top-line growth, Lithia faces "ongoing pressure from slim and slipping profit margins, elevated costs, and a stretched balance sheet." Selling, General, and Administrative costs increased as a percentage of gross profit in Q3.

Lithia Motors, Inc. 2026 Proxy Statement	10: Proposal No. 4	70
An October 2025 Yelp review described a frustrating service experience at a Lithia dealership, including damage to a car and issues with repairs. This is consistent with earlier complaints about management and customer service at Lithia dealerships. Consumer reviews and discussions on social media reflect growing dissatisfaction with Lithia-owned dealerships.
A Reddit user reported a decline in service quality and a "nightmare delay" for a warranty repair after Lithia bought their local Subaru dealership. An October 2025 Facebook post accused a Lithia dealership in New Mexico of using misleading promotional offers and running a credit check 15-times against the customer's wishes.
Please vote yes:
Independent Board Chairman - Proposal 4
BOARD OF DIRECTORS STATEMENT IN OPPOSITION TO INDEPENDENT
CHAIR SHAREHOLDER PROPOSAL 4
The Board has carefully considered this proposal and has determined that it is not in the best interests of the Company and its shareholders. The Board believes the Company’s current Board leadership structure, combined with the Company’s strong corporate governance practices, best serves the Company and our shareholders. Contrary to statements in the proposal, the Company already has two separate people holding the office of the Chair of the Board and the office of Chief Executive Officer, and those positions have been filled by separate individuals for more than 14 years.
The Board values flexibility in determining its leadership structure.
The Company does not have a formal policy requiring the positions of Board Chair and Chief Executive Officer to be separated or requiring the position of Chair to be filled by only an independent director. Instead, the Company’s governance documents provide our Board with flexibility to select the leadership structure that is best for the Company based on its leadership needs at any particular time. Although the Company has separated the roles of Chair and Chief Executive Officer for over 14 years, adopting a rigid requirement to split these positions and require an independent Chair would deprive the Board of flexibility to select the most qualified and appropriate individual to lead the Board as Chair depending on the circumstances. We believe that the Company and its shareholders benefit from this flexibility and that the Board is best positioned to make this determination.
The Board has carefully considered its current leadership structure and believes its current leadership structure is appropriate and in the best interests of the Company and its shareholders. In particular, the Board believes that its current leadership structure allows
Sidney B. DeBoer, the founder of the Company, to bring his strength as a long-time leader at Lithia to the role of Chair, while allowing
Bryan B. DeBoer, the Company’s Chief Executive Officer and President, to focus on developing and implementing the Company’s strategies and supervising day‐to‐day business operations. The Board also believes that the current separation of the roles of Chair and Chief Executive Officer provides a clear delineation of responsibilities for each position and fosters greater accountability of management. Consistent with its current practice, the Board will continue to review the Company’s leadership structure and assess the needs of the Company and will make any necessary changes based on the circumstances.
The Board has a strong Lead Independent Director with meaningful responsibilities.
The Board has appointed a Lead Independent Director on an annual basis for the past 19 years. The Board continually evaluates its leadership structure and, consistent with its ongoing review, in 2025 the Board appointed Louis P. Miramontes as Lead Independent
Director. Mr. Miramontes is an experienced public company director, having served on multiple public company boards, including as chair of the audit committee and as chair of the compensation committee on those boards. He is a qualified financial executive and audit committee financial expert. Mr. Miramontes had a 38-year career at KPMG, where he served in many leadership roles in the
United States and Latin America, and he was named to the NACD Directorship 100 in 2024. Accordingly, the Board’s appointment of
Mr. Miramontes as Lead Independent Director demonstrates the Board values a strong Lead Independent Director.

Lithia Motors, Inc. 2026 Proxy Statement	10: Proposal No. 4	71
Our Corporate Governance Guidelines require the Board to select an independent director to serve as the Lead Independent
Director if the Chair of the Board is not independent. Under our Corporate Governance Guidelines, the Lead Independent Director
is given meaningful and clearly defined responsibilities, which include:
•presiding at the executive sessions of independent directors;
•chairing Board meetings in the Chair’s absence;
•communicating any concerns of the independent directors to the Board, Chair or management;
•being available to engage directly with major shareholders where appropriate;
•working with the Chair, management and the independent directors to ensure topics and major discussion items important to the independent directors are addressed at meetings;
•liaising with and guiding the Board’s committee chairs as appropriate from time to time; and
•providing leadership to the Board if circumstances arise in which the role of the Chair/CEO may be or may be perceived to be, in conflict.
In accordance with good corporate governance, our Board annually reassesses these responsibilities to align them with the evolving needs and circumstances of the Company and its shareholders.
The Company’s strong corporate governance practices and company performance demonstrate the effectiveness of the Company’s existing Board leadership structure.
The Board believes that strong corporate governance standards enhance long-term shareholder value, and the Company has adopted corporate governance policies that promote effective, independent Board oversight, including:
•7 of 9 directors are independent, including the Lead Independent Director;
•All members of Board committees are independent;
•Annual election of all directors by majority of votes cast in uncontested elections;
•Engaged and highly qualified board of directors;
•Directors not considered independent after serving on the Board for 15 or more years;
•Mandatory independent director retirement age of 79;
•Robust shareholder engagement program;
•Board-approved proxy access permitting eligible shareholders to nominate director candidates;
•Independent directors meet in executive session at each regularly scheduled Board meeting;
•Annual review of director, committee and Board effectiveness, facilitated by a third party; and
•Annual 360-degree review of CEO effectiveness, facilitated by a third party.
Additionally, as described in detail in the “Letter from the Chief Executive Officer,” the Company has become the largest omnichannel mobility retailer and during 2025 delivered another year of strong financial and operational performance, including double-digit growth in EPS, same-store growth across all business lines, and record profitability in financing operations led by Driveway Finance
Corporation. The Company’s continued success is a testament to the strength and effectiveness of the Board and its policies and practices.
The Board believes the rigid approach to the Company’s leadership structure requested by the proposal is unnecessary and not in the best interests of the Company or our shareholders. Accordingly, the Board unanimously recommends a vote AGAINST proposal regarding an independent Board chair.
Our Board of Directors unanimously recommends a vote AGAINST this shareholder proposal.

Lithia Motors, Inc. 2026 Proxy Statement	11: Additional Ownership Information	72

Additional Ownership Information
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth, as of February 27, 2026 (unless otherwise noted in the footnotes to the table), certain information with respect to ownership of our common stock of (i) persons known by us to be beneficial owners of more than 5% of our common stock,
(ii) each director and director nominee, (iii) each named executive officer, and (iv) all current executive officers, directors, and director nominees as a group. Except as noted below, the address of each shareholder in the table is Lithia Motors, Inc., 150 N.
Bartlett Street, Medford, Oregon 97501. Unless otherwise indicated, all persons named as beneficial owners of the Company’s common stock have sole voting power and sole dispositive power with respect to the shares indicated as beneficially owned.

Beneficial Owner	Shares Beneficially Owned (#)	Percent Owned
The Vanguard Group(1)	2,823,349	12.12%
100 Vanguard Blvd; Malvern, PA 19355
Abrams Capital Management, LP(2)	2,490,534	10.69%
222 Berkeley St, 21st Floor; Boston, MA 02116
Blackrock, Inc(3)	2,352,180	10.10%
55 East 52nd Street; New York, NY 10055
Harris Associates L.P.(4)	2,024,667	8.69%
111 South Wacker Drive Suite 4600; Chicago, IL 60606
Dimensional Fund Advisors LP(5)	1,326,655	5.69%
6300 Bee Cave Road, Building One, Austin, TX 78746
Sidney B. DeBoer(6)	25,615	*
Bryan B. DeBoer	188,586	*
Tina H. Miller	13,683	*
David G. Stork	4,790	*
Richard J. Bailey Jr(7)	342	*
Priya C. Huskins	—	*
James E. Lentz(6)	2,545	*
Stacy C. Loretz-Congdon(6)	1,810	*
Shauna F. McIntyre(6)	1,376	*
Cassandra M. McKinney(6)(8)	1,300	*
Louis P. Miramontes(6)(9)	5,679	*
Heidi L O'Neill(7)	342	*
All current executive officers and directors as a Group (14 persons)(10)	251,221	*
* Less than one percent

(1)
Beneficial ownership as of December 29, 2023 as reported by The Vanguard Group in a Schedule 13G/A filed on February 13, 2024. The Schedule 13G/A reports shared voting power with respect to 9,384 shares, sole dispositive power with respect to 2,785,093 shares and shared dispositive power with respect to 38,256 shares.

(2)
Beneficial ownership as of September 30, 2025 as reported by Abrams Capital Management, L.P., Abrams Capital Partners II, L.P., Abrams Capital, LLC, Abrams Capital Management, LLC, and
David Abrams in a Schedule 13G/A filed on November 4, 2025. The Schedule 13G/A reports shared voting and dispositive power with respect to 2,490,534 shares by Abrams Capital
Management, L.P., Abrams Capital Management, LLC, and David Abrams, with respect to 2,347,051 shares by Abrams Capital, LLC, and with respect to 1,941,198 shares by Abrams Capital
Partners II, L.P.

Lithia Motors, Inc. 2026 Proxy Statement	11: Additional Ownership Information	73

(3)
Beneficial ownership as of December 31, 2023 as reported by BlackRock, Inc. in a Schedule 13G/A filed on January 25, 2024. The Schedule 13G/A reports sole voting power with respect to
2,259,988 shares and sole dispositive power with respect to 2,352,180 shares.

(4)
Beneficial ownership as of December 31, 2023 as reported by Harris Associates L.P. and Harris Associates, Inc. in a Schedule 13G filed on February 14, 2024. The Schedule 13G/A reports sole voting power with respect to 2,024,577 shares and sole dispositive power with respect to all of the shares.

(5)
Beneficial ownership as of June 30, 2025 as reported by Dimensional Fund Advisors LP in a Schedule 13G filed on February 14, 2025. The Schedule 13G reports sole voting power with respect to
1,326,655 shares and sole dispositive power with respect to all of the shares.

(6)	Includes 168 shares for each specified person underlying RSUs vesting within 60 days, for which the specified person does not have voting and dispositive power.
(7)	Includes 171 shares for each specified person underlying RSUs vesting within 60 days, for which the specified person does not have voting and dispositive power.
(8)	Includes shares underlying 1,132 deferred stock units without voting rights under a Deferred Compensation Agreement with the Company.
(9)	Includes shares underlying 1,458 deferred stock units without voting rights under a Deferred Compensation Agreement with the Company.
(10)
Includes 1,350 shares underlying RSUs vesting within 60 days for which current executive officers, directors and director nominees as a group do not have voting and dispositive power and shares underlying 2,590 deferred stock units for which current executive officers, directors and director nominees as a group do not have voting rights.

Lithia Motors, Inc. 2026 Proxy Statement	12: General Information	74

General Information
About the Annual Meeting
Online Meeting
Our Board of Directors has authorized us to conduct the Annual Meeting solely online via the Internet through online shareholder tools as described in the Notice of Internet Availability of Proxy Materials (the "Notice"). We believe a fully virtual meeting facilitates greater participation by providing easy access to the meeting. This format empowers shareholders to participate fully from any location around the world.
Mailing Date
On or about March 11, 2026, we mailed to our shareholders the Notice containing instructions on how to access this proxy statement and our 2025 Annual Report on Form 10-K. The Notice provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.
Matters for Consideration at the Annual Meeting

Proposal	Board Vote Recommendation	Vote Requirement for Approval	Effect of Abstention	Effect of Broker Non-Vote
Proposal No. 1: The election of ten director nominees named in this proxy statement.	FOR ALL	For each director, a majority of votes cast.	No effect.	No effect. Broker non-votes do not count as votes cast.
Proposal No. 2: An advisory vote to approve the compensation of our named executive officers.	FOR	Majority of votes cast.	No effect.	No effect. Broker non-votes do not count as votes cast.
Proposal No. 3: To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026.	FOR	Majority of votes cast.	No effect.	Broker discretion to vote.
Proposal No. 4: To vote on a shareholder proposal requesting that our Board appoint an independent Board chair.	AGAINST	Majority of votes cast.	No effect.	No effect. Broker non-votes do not count as votes cast.

Lithia Motors, Inc. 2026 Proxy Statement	12: General Information	75

Items of Business	Board Recommendation
1.To elect the ten director nominees named in this proxy statement; . . . . . . . . . . . . . . . . . .	☑ FOR each director nominee
2.Approve, by an advisory vote, named executive officer compensation; . . . . . . . . . . . . . .	☑ FOR
3.Ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year ending December 31, 2026; . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	☑ FOR
4.To vote on a shareholder proposal requesting that our Board appoint an independent
Board chair. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
☒ AGAINST
As of the date of this proxy statement, we are unaware of any matters that may properly be presented at the Annual Meeting. If any other matters are properly presented for consideration at the meeting, the persons named as proxies on the enclosed proxy card, or their duly constituted substitutes, will be deemed authorized to vote those shares for which proxies have been given or otherwise act on such matters in accordance with their judgment.
Proxies
The Board has designated Tina Miller, Senior Vice President and Chief Financial Officer, and Alyse Ringrose, Corporate Controller
as the proxy holders for the Annual Meeting. All properly executed proxies will be voted (except to the extent that authority to vote has been withheld) as specified by the shareholder. Proxies submitted without specification will be:
•Voted FOR the ten director nominees listed in this proxy statement;
•Voted FOR the approval of our compensation of the named executive officers;
•Voted FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for 2026;
•Voted AGAINST a shareholder proposal requesting that our Board appoint an independent Board chair.
Voting
Who Can Vote
Only holders of record of our common stock at the close of business on February 27, 2026, the record date, will be entitled to notice of and to vote at the meeting and any adjournment thereof. A list of shareholders entitled to vote at the Annual Meeting will be available during the entire time of the Annual Meeting at the 2026 Annual Meeting Website. You may vote or submit questions during the Annual Meeting by following the instructions available on the 2026 Annual Meeting Website during the Annual Meeting.
As of the record date, there were 23,299,555 shares of common stock outstanding and entitled to vote. Each share of common stock outstanding is entitled to one vote. Our executive officers and directors hold or control 251,221 shares of common stock outstanding representing approximately 1.1% of the votes available to be cast at the Annual Meeting.
Quorum
For a quorum to exist at the Annual Meeting, there must be represented, in person or by proxy, shares representing a majority of the votes entitled to be cast at the meeting. Proxies that expressly abstain from voting on a particular proposal and broker non-votes will be counted for purposes of determining whether a quorum exists at the Annual Meeting.
“Shareholder of Record” and “Beneficial Ownership”
If your shares are owned directly in your name in an account with our stock transfer agent, Broadridge, you are considered the
“shareholder of record” of those shares in your account. If your shares are held in an account with a broker, bank, or other nominee as custodian on your behalf, you are considered a “beneficial shareholder” of those shares, which are held in street name. The broker, bank, or other nominee is considered the shareholder of record for those shares. As the beneficial owner, you have the right to instruct the broker, bank, or other nominee on how to vote the shares in your account. In order for your shares to be voted in the way you would like, you must provide voting instructions to your broker, bank, or other nominee by the deadline provided in the proxy materials you receive from your broker, bank, or other nominee. If you do not provide voting instructions to your broker, bank, or other nominee, whether your shares can be voted on your behalf depends on the type of item being considered for vote. Under

Lithia Motors, Inc. 2026 Proxy Statement	12: General Information	76
NYSE rules, brokers are permitted to exercise discretionary voting authority only on “routine” matters. Therefore, your broker may vote on Proposal No. 3 (“Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for
2026”) even if you do not provide voting instructions because it is considered a routine matter. Your broker is not permitted to vote on the other agenda items if you do not provide voting instructions because those items involve matters that are not considered routine.
For Proposal No. 1 (election of ten director nominees), Proposal No. 2 (advisory vote to approve the compensation of our named executive officers), Proposal No. 4 (a shareholder proposal requesting that our Board appoint an independent Board chair, if properly presented) if you do not provide voting instructions your shares will not be counted as votes cast for or against.
To vote by proxy:

Shareholder of Record	If you are a Beneficial Shareholder
Please promptly complete, sign, date, and return the enclosed proxy card. You may also grant a proxy by calling 1-800-690-6903 or via the Internet by visiting www.proxyvote.com.
Please vote your shares by following the instructions set
forth in the Notice provided by your broker, bank, trust,
or other holder of record. In most cases, you may be
permitted to submit your voting instructions by mail, by
telephone or via the Internet.

How to Vote
Whether you are a shareholder of record or a beneficial shareholder, you may direct how your shares are voted without participating in the Annual Meeting. We encourage shareholders to vote well before the Annual Meeting, even if they plan to attend the virtual meeting, by completing proxies online or by telephone (at 1-800-690-6903), or, if they received printed copies of these materials, by mailing their proxy cards. Shareholders who attend the virtual Annual Meeting should follow the instructions at www.proxyvote.com to vote or submit questions during the meeting. Voting online during the meeting will also replace any previous votes.
How You Can Revoke Your Proxy or Change Your Vote
Shareholders of record may revoke their proxy at any time before the electronic polls close by submitting a later-dated vote online during the Annual Meeting, via the Internet, by telephone, by mail, or by delivering instructions to our Corporate Secretary before the
Annual Meeting. Beneficial shareholders may revoke any prior voting instructions by contacting the broker, bank, or other nominee that holds their shares or by voting online during the Annual Meeting. Any written notice revoking a proxy should be sent to Lithia
Motors, Inc., Attention: Corporate Secretary, 150 N. Bartlett Street, Medford, Oregon 97501.
Participating in the Annual Meeting
Admission
If you plan to participate in the Annual Meeting, please be aware that the Annual Meeting will be held virtually. There will be no physical location for shareholders to attend. In addition, please note the requirements to attend the meeting virtually, as described below. If you do not comply with the procedures described here for attending the Annual Meeting virtually, you will not be able to participate in the Annual Meeting.
To attend virtually, vote at, and submit questions during, the Annual Meeting, visit www.virtualshareholdermeeting.com/LAD2026 and enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, voting instructions form, or proxy card. Questions may be submitted in advance of the Annual Meeting by visiting www.virtualshareholdermeeting.com/LAD2026 and entering your 16-digit control number. Further information regarding voting rights and the matters to be voted upon is presented in this proxy statement.
Registered shareholders who have misplaced their original proxy materials listing their unique control number can find that information by visiting www.shareholder.broadridge.com/bcis/ and selecting the option to create a profile in the top right- hand corner.
Additionally, if you have difficulty accessing the Annual Meeting through the 2026 Annual Meeting Website, a phone number will be posted on the website to connect you to technical support.

Lithia Motors, Inc. 2026 Proxy Statement	12: General Information	77
Asking Questions
Once online access to the Annual Meeting is open, shareholders may submit questions, if any, on
www.virtualshareholdermeeting.com/LAD2026. You will need your unique control number included on your proxy card (printed in the box and marked by the arrow) or on the instructions that accompanied your proxy materials. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints.
Discretionary Authority
We do not know of any matters to be voted on by shareholders at the Annual Meeting other than those included in this proxy statement. If any matter, other than those presented in this proxy statement, is properly presented at the meeting, your executed proxy gives the Proxies discretionary authority to vote your shares in accordance with their best judgment with respect to the matter.
Annual Meeting Voting Results
Our inspector of elections will tabulate the vote at the Annual Meeting. We will provide voting results on our website and in a Current
Report on Form 8-K filed with the SEC.

Lithia Motors, Inc. 2026 Proxy Statement	12: General Information	78
Additional Information
Solicitation Expenses
The Company is soliciting proxies for the Annual Meeting. All expenses associated with this solicitation, including the cost of preparing, assembling and mailing the Notice, proxy statement, 2026 Annual Report to Shareholders, and form of proxy will be borne by us. Our directors, officers and employees may communicate with shareholders by telephone, facsimile, email or personal contact to solicit proxies. These individuals will not be specifically compensated for doing so. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation materials to the beneficial owners of our common stock.
Electronic Delivery of Proxy Materials
Making the proxy materials available to shareholders via the Internet saves us the cost of printing and mailing documents and will reduce the impact of the Annual Meeting on the environment. If you received only a Notice, you will not receive a printed copy of the proxy materials unless you request it. All shareholders will have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of the proxy materials at no charge. Instructions on how to access the proxy materials on the internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis by following the instructions on the website referred to in the Notice.
Householding of Proxy Materials
Shareholders of record who have the same address receive only one copy of the Notice Regarding the Availability of Proxy Materials
or the Proxy Statement and Annual Report on Form 10-K, as applicable, unless we receive contrary instructions from one or more of the shareholders. This procedure reduces the Company’s printing and mailing costs and the environmental impact of its annual meetings. Shareholders who participate in householding continue to receive separate proxy forms. Householding does not affect dividend check mailings.
Any shareholder who would prefer to have a separate copy of the Notice Regarding the Availability of Proxy Materials, Proxy
Statement or Annual Report on Form 10-K delivered to him or her at the shared address for this and future years may elect to do so by calling (877) 331-3084 or by writing to Edward Impert, our Secretary, at 150 N. Bartlett Street, Medford, Oregon 97501. A copy of the materials will be sent promptly to the shareholder following receipt of a written or oral request by a shareholder to receive a copy of the Notice Regarding the Availability of Proxy Materials, the Proxy Statement or Annual Report on Form 10-K. The foregoing contact information can also be used by shareholders sharing an address to request delivery of a single copy of the Notice
Regarding the Availability of Proxy Materials, the Proxy Statement or Annual Report on Form 10-K if they are receiving multiple copies of any of those documents.
Annual Report on Form 10-K
We will provide, without charge, a copy of our Annual Report on Form 10-K as filed with the SEC. Written requests should be mailed to the attention of Investor Relations, Lithia Motors, Inc., 150 N. Bartlett Street, Medford, Oregon 97501. You may also find our Form
10-K on our website at www.lithiamotors.com.
Other Materials
All materials filed by us with the SEC may be obtained through the SEC’s website at www.sec.gov.
Communications with the Board
Our Board has adopted a Shareholder Communication Policy to promote efficient shareholder and interested party communications with our Board and management. Our Investor Relations Department is responsible for receiving and routing all shareholder and interested party communications. Corporate governance issues are the responsibility of the Nominating and Governance Committee.
Our Audit Committee handles concerns or allegations regarding possible violations of accounting or financial reporting matters.
Management is the more appropriate group for handling all other matters and we encourage you to contact them accordingly.
All correspondence with our Board or its members must be in writing, directed to the attention of either our Board of Directors or an individual director and delivered to: Investor Relations Department, Lithia Motors, Inc., 150 N. Bartlett Street, Medford, Oregon
97501. The Investor Relations Department will review communications to our Board or individual directors and direct the

Lithia Motors, Inc. 2026 Proxy Statement	12: General Information	79
communication to the named Board member if the communication relates to important Company policies, or to management, if the matter is better addressed by management. The Investor Relations Department copies the Lead Independent Director and our
General Counsel on all communications. A complete copy of our Shareholder Communication Policy is available on our website at
investors.lithiadriveway.com and interested persons may obtain a written copy from the Investor Relations Department.
2026 Shareholder Proposals or Nominations
Shareholder Proposals
SEC rules require that any shareholder proposal to be included in our proxy materials for consideration at next year’s annual meeting be received by us at our principal executive office no later than November 11, 2026 (120 days prior to the anniversary of the mailing of the prior year’s Notice of Internet Availability). Shareholders who wish to nominate one or more director candidates for election to the Board to be included in our proxy materials for consideration at next year’s annual meeting must do so in accordance with our Bylaws, which require that notice of such a nomination be delivered to our Secretary at our principal executive offices no earlier than October 12, 2026 and no later than November 11, 2026 (no earlier than 150 days and no later than 120 days prior to the anniversary of the mailing of the prior year’s proxy materials), and must include the information required by our Bylaws.
Shareholders who otherwise wish to present proposals for action at next year’s annual meeting must do so in accordance with our
Bylaws, which require shareholders to give us advance written notice of a director nomination or other business to be conducted at any meeting of shareholders. To be timely, the written notice for next year’s annual meeting must be received by our Secretary between December 31, 2026 and January 30, 2027 (at least 90 days, and no earlier than 120 days, before the first anniversary of our preceding year’s annual meeting) and must include the information required by our Bylaws. Our mailing address is 150 N.
Bartlett Street, Medford, Oregon 97501.
Shareholder Director Recommendations
The Nominating and Governance Committee will consider potential director nominees recommended by any record or beneficial shareholder. Shareholders may recommend individuals to the Nominating and Governance Committee for consideration as potential director nominees by submitting a written recommendation to the Chairman of the Nominating and Governance Committee in
accordance with our Shareholder Communication Policy. To be considered for nomination to the following year’s Board, the written recommendation must be received at our principal executive office at 150 N. Bartlett Street, Medford, Oregon 97501. In addition to the requirements under our Bylaws with respect to advance notice of any nomination, a shareholder who intends to solicit proxies for a director nominee in accordance with the SEC’s universal proxy rule must comply with the additional requirements of Rule
14a-19(b).
The written recommendation of a director nominee must include the candidate’s name, appropriate biographical information, including information about the candidate’s qualifications and background materials, a statement that the person submitting the recommendation is a shareholder entitled to vote in the election of directors and a consent to serve as director signed by the recommended individual. If the necessary information is received in a timely manner and the shareholder and recommended individual timely cooperates with our due diligence and other processes, the Nominating and Governance Committee will evaluate the shareholder-recommended candidate using substantially the same process, and applying substantially the same criteria, as it uses to evaluate all other candidates. For information regarding minimum qualifications for directors and specific qualities and skills that the Nominating and Governance Committee believes are necessary for our directors to possess, see “Director Qualifications and Nominations” above. Recommended candidates are submitted to our Board to be considered as director nominees. If our Board determines to nominate a shareholder-recommended candidate, the candidate’s name will be included in our proxy and on the ballot at our annual meeting of shareholders.

Lithia Motors, Inc. 2026 Proxy Statement	13: Certain Relationships and Related Transactions and Director Independence	80

Certain Relationships and Related
Transactions and Director Independence
The Audit Committee, or another appropriate independent committee, and, where appropriate, our Board of Directors review all transactions between us and any related person, which includes, all of our nominees for director, directors and executive officers and their immediate family members and all persons known to us to be the beneficial owner of more than five percent of our voting securities and their immediate family members, that exceed $120,000 and in which the related person has a direct or indirect material interest. Although we do not maintain a written policy or have written procedures for such review, our Code of Business
Conduct and Ethics imposes an obligation on each of our directors and senior executive officers to disclose any actual or apparent conflict of interest involving such person and Lithia. Further, each of our directors and NEOs signs a detailed questionnaire used in the preparation of this proxy statement that requires the disclosure of, among other things, any related-person transaction. The Audit
Committee or other independent committee and our Board review and determine whether to approve or disapprove such transactions in accordance with the Code of Business Conduct and Ethics, based on (i) whether the proposed transaction is on terms that are no less favorable to us than the terms generally made available by us to an unaffiliated third party under similar circumstances and (ii) the extent of the related party’s interest in the proposed transaction.
Sidney B. DeBoer is the father of Bryan B. DeBoer, who is a Director and our Chief Executive Officer, and Mark DeBoer, who is the
Company's Vice President of Real Estate. There are no other family relationships between our executive officers and directors.
On September 14, 2015, the Company entered into a Transition Agreement with Sidney B. DeBoer, the Chairman of the Company, to reflect Mr. DeBoer’s changing role at the Company. Under the agreement, effective December 31, 2015, Mr. DeBoer ceased to be an executive officer of the Company, and the Company ceased paying Mr. DeBoer a base salary and contributing to his account under the Company’s Executive Management Non-Qualified Deferred Compensation and SERP. Mr. DeBoer also ceased to be eligible to participate in performance-based compensation arrangements, including under the Company’s Short-Term Incentive Plan and under its Stock Incentive Plan. Under the Transition Agreement the Company pays Mr. DeBoer annual amounts for his prior services rendered as an employee of the Company equal to $1,050,000 and a $42,000 vehicle allowance, and the Company reimburses Mr.
DeBoer for amounts payable under the four split-dollar insurance policies described below in this section. A Special Meeting of
Shareholders was held on January 21, 2019, where 99.95% of voting shareholders agreed that adding a sunset to the Transition
Agreement was in the best interests of the shareholders. Under the amendment to the Transition Agreement that adds the sunset, the Transition Agreement ends on the earlier of Mr. DeBoer’s death or December 31, 2035.
The Company entered into a Director Service Agreement, effective January 1, 2016, with Sidney B. DeBoer. Under the agreement, for so long as Mr. DeBoer serves as a member of the Board, the Company will pay him the same compensation, in the same form
(cash or equity), as the Company pays to its non-employee directors (as that amount is established by the Board from time to time).
Sidney B. DeBoer was permitted to utilize the Company’s access to FlexJet’s corporate aircraft service for personal travel provided he reimburses all flight related and incremental costs to the Company, including FlexJet’s hourly rate for each flight.
We maintain four split-dollar “whole-life” insurance policies covering Sidney B. DeBoer, each worth $3,727,600 on maturity and
Mr. DeBoer has the right to designate the beneficiary or beneficiaries of the death benefit of each policy. Lithia owns and pays the premium for each of the four policies, and pursuant to the amended Transition Agreement described above, Lithia will continue to pay the premiums for each of the four policies until the earlier of Mr. DeBoer’s death or December 31, 2035. Lithia will receive the greater of the cash surrender value or cumulative premiums paid at the maturity of each policy.
In 2025, Mark DeBoer, son of Sid DeBoer and brother of Bryan DeBoer, received a salary of $360,000, incentive compensation of
$320,000 and other compensatory arrangements totaling $12,921.

Lithia Motors, Inc. 2026 Proxy Statement	13: Certain Relationships and Related Transactions and Director Independence	81
Mr. Bailey has served as President of SOU since January 2022. In 2025 and so far in 2026, the Company has donated approximately $949,999 and $0, respectively, to the Southern Oregon University Foundation, which is affiliated with SOU and has a mission of securing private philanthropic contributions to advance SOU. These donations are part of a 10-year commitment of support to SOU made by the Company in July 2022 that demonstrates the Company’s longtime relationship with SOU.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers, and beneficial owners of more than 10% of our common stock to file reports with the SEC indicating their holdings of, and transactions in, Lithia’s equity securities. Based solely on a review of copies of these reports, we believe that all of our executive officers, directors, and 10% owners timely complied with all Section
16(a) filing requirements for fiscal 2025 except for the following: on May 14, 2025, an amended Form 4 was filed for Mr. Sidney
DeBoer to correct a Form 4 originally filed on August 23, 2024 to report an additional transaction that was inadvertently omitted from the original filing due to an administrative error; on October 10, 2025 a late Form 4 reporting one transaction was filed for Richard
Bailey Jr. as a result of a delay in receiving Mr. Bailey’s new EDGAR filing codes from the SEC; and on November 4, 2025, a late
Form 3 was filed by Abrams Capital Management, L.P., Abrams Capital Management, LLC and David Abrams.

LITHIA MOTORS, INC.
C/O BROADRIDGE FINANCIAL SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 29, 2026 for shares held directly and by 11:59 p.m. Eastern Time on April 27, 2026 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LAD2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on April 29, 2026 for shares held directly and by 11:59 p.m. Eastern Time on April 27, 2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V86594-P44605

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LITHIA MOTORS, INC.

The Board of Directors recommends you vote FOR the following:

Nominees:	**For**	**Against**	**Abstain**
1a. Sidney B. DeBoer	☐	☐	☐
1b. Bryan B. DeBoer	☐	☐	☐
1c. Richard J. Bailey, Jr.	☐	☐	☐
1d. Priya C. Huskins	☐	☐	☐
1e. James E. Lentz	☐	☐	☐
1f. Stacy C. Loretz-Congdon	☐	☐	☐
1g. Shauna F. McIntyre	☐	☐	☐
1h. Cassandra M. McKinney	☐	☐	☐
1i. Louis P. Miramontes	☐	☐	☐
1j. Heidi L. O'Neill	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	**For**	**Against**	**Abstain**
2. To approve, by an advisory vote, named executive officer compensation.	☐	☐	☐
3. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year ending December 31, 2026.	☐	☐	☐

The Board of Directors recommends you vote AGAINST proposal 4.	**For**	**Against**	**Abstain**
4. Vote on a shareholder proposal requesting a change to our board leadership structure, if properly presented.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Shareholders, Proxy Statement and Form 10-K are available at www.proxyvote.com.

V86595-P44605

LITHIA MOTORS, INC.
Revocable Proxy for Annual Meeting of Shareholders to be held on April 30, 2026

The undersigned hereby appoints Tina Miller and Alyse Ringrose, and each of them, proxy of the undersigned, with full power of substitution, to represent and to vote on behalf of the undersigned all shares of Common Stock of Lithia Motors, Inc. (the "Company") at the Annual Meeting to be held at 8:30 a.m. Pacific Time on Thursday, April 30, 2026, and any adjournments or postponements thereof, with all powers the undersigned would possess if personally present.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR DIRECTOR, "FOR" PROPOSALS 2 AND 3 AND "AGAINST" PROPOSAL 4. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Continued and to be signed on reverse side